                                                       Registration No. 811-2120
                                                       Registration No. 2-38414
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [_]
     Post-Effective Amendment No. 67                                         [X]
                                ------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [_]
     Post-Effective Amendment No. 67                                         [X]
                                ------

                        (Check appropriate box or boxes)

                              SECURITY INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                 700 HARRISON STREET, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 431-3127

                                                           Copies To:

James R. Schmank, President                                Amy J. Lee, Secretary
Security Income Fund                                       Security Income Fund
700 Harrison Street                                        700 Harrison Street
Topeka, KS 66636-0001                                      Topeka, KS 66636-0001
(Name and address of Agent for Service)

Approximate date of proposed public offering:  May 1, 2000

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2000, pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] on May 1, 2000, pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] on May 1, 2000, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                          SECURITY FUNDS
                                          PROSPECTUS
                                          MAY 1, 2000

                                          * Security Diversified Income Fund
                                            (Formerly U.S. Government Fund)

                                          * Security High Yield Fund

                                          * Security Municipal Bond Fund

                                          * Security Cash Fund


                                          --------------------------------------

                                          The Securities and Exchange Commission
                                          has not approved or disapproved  these
                                          securities or passed upon the accuracy
                                          or  adequacy of this  prospectus.  Any
                                          representation  to the  contrary  is a
                                          criminal offense.

                                          --------------------------------------



                                          [SDI LOGO]
                                          SECURITY DISTRIBUTORS, INC.
                                          A Member of The Security Benefit
                                          Group of Companies

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                               TABLE OF CONTENTS

FUNDS' OBJECTIVES...........................................................   2
    Security Diversified Income Fund........................................   2
    Security High Yield Fund................................................   2
    Security Municipal Bond Fund............................................   2
    Security Cash Fund......................................................   2
FUNDS' PRINCIPAL INVESTMENT STRATEGIES......................................   2
    Security Diversified Income Fund........................................   2
    Security High Yield Fund................................................   3
    Security Municipal Bond Fund............................................   4
    Security Cash Fund......................................................   5
MAIN RISKS..................................................................   5
    Interest Rate Risk......................................................   5
    Credit Risk.............................................................   5
    Prepayment Risk.........................................................   5
    Special Risks Associated with Mortgage-Backed Securities................   5

    Special Risks Associated with Interest Rate Swap Agreements.............   6
    Options and Futures.....................................................   6
    Foreign Securities......................................................   6
    Restricted Securities...................................................   6
    High Yield Securities...................................................   6
    Municipal Market Risk...................................................   6
    Lack of Diversification.................................................   6
    Additional Information..................................................   6

PAST PERFORMANCE............................................................   6
FEES AND EXPENSES OF THE FUNDS..............................................  10
INVESTMENT MANAGER..........................................................  12
    Management Fees.........................................................  12
    Portfolio Managers......................................................  12
BUYING SHARES...............................................................  13
    Class A Shares..........................................................  13
    Class A Distribution Plan...............................................  13
    Class B Shares..........................................................  13
    Class B Distribution Plan...............................................  13
    Class C Shares..........................................................  14
    Class C Distribution Plan...............................................  14
    Cash Fund...............................................................  14
    Waiver of Deferred Sales Charge.........................................  15
    Confirmations and Statements............................................  15
SELLING SHARES..............................................................  15
    By Mail.................................................................  15
    By Telephone............................................................  16
    By Broker...............................................................  16
    Cash Fund...............................................................  16
    Payment of Redemption Proceeds..........................................  16
DIVIDENDS AND TAXES.........................................................  16
    Tax on Distributions....................................................  16
    Taxes on Sales or Exchanges.............................................  17
    Backup Withholding......................................................  17
DETERMINATION OF NET ASSET VALUE............................................  17
SHAREHOLDER SERVICES........................................................  17
    Accumulation Plan.......................................................  17
    Systematic Withdrawal Program...........................................  17
    Exchange Privilege......................................................  18
    Retirement Plans........................................................  19
GENERAL INFORMATION.........................................................  19
    Shareholder Inquiries...................................................  19
INVESTMENT POLICIES AND MANAGEMENT PRACTICES................................  19
    Convertible Securities..................................................  19
    Foreign Securities......................................................  19
    Asset-Backed Securities.................................................  20
    Mortgage-Backed Securities..............................................  20
    Restricted Securities...................................................  20
    Lower Rate Debt Securities..............................................  21
    U.S. Government Securities..............................................  21
    Guaranteed Investment Contracts ("GICs")................................  21
    Cash Reserves...........................................................  21
    Borrowing...............................................................  21
    Futures and Options.....................................................  22
    Swaps, Caps, Floors and Collars.........................................  22
    When-Issued Securities and Forward Commitment Contracts.................  22
    Portfolio Turnover......................................................  22
FINANCIAL HIGHLIGHTS........................................................  23
APPENDIX A
    Description of Short-Term Instruments...................................  28
    Description of Commercial Paper Ratings.................................  28
    Description of Corporate Bond Ratings...................................  28
APPENDIX B
    Description of Municipal Bond Ratings...................................  30
    Ratings of Short-Term Securities........................................  31
APPENDIX C
    Reduced Sales Charges...................................................  32
SECURITY CASH FUND APPLICATION..............................................  34

FUNDS' OBJECTIVES


Described below are the investment objectives for each of the Funds. Each Fund's Board of Directors may change the Fund's investment objective without shareholder approval. As with any investment, there can be no guarantee the Funds will achieve their investment objectives.


SECURITY DIVERSIFIED INCOME FUND -- The Diversified Income Fund seeks to provide a high level of interest income with security of principal.


SECURITY HIGH YIELD FUND -- The High Yield Fund seeks high current income. Capital appreciation is a secondary objective.

SECURITY MUNICIPAL BOND FUND -- The Municipal Bond Fund seeks to obtain as high a level of interest income exempt from regular federal income taxes as is consistent with preservation of stockholders' capital.

SECURITY CASH FUND -- The Cash Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

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WHAT DOES IT MEAN TO "PRESERVE CAPITAL"?  CAPITAL, also called PRINCIPAL, refers to the amount of money that you invest in a fund. If you choose to have your dividends and other distributions reinvested in additional shares of a fund, the amount of the distributions will be added to your initial investment to increase the amount of your capital. A fund that seeks to preserve capital attempts to conserve the investor's purchase payments and reinvested dividends. However, there can be no assurance that any fund will be successful in preserving your capital.
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FUNDS' PRINCIPAL INVESTMENT STRATEGIES


SECURITY DIVERSIFIED INCOME FUND -- The Fund pursues its objective, under normal circumstances, by investing primarily in a diversified portfolio of investment grade debt securities. The Fund expects to maintain a weighted average duration of 4 to 10 years. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. To manage risk, Security Management Company, LLC (the "Investment Manager") diversifies the Fund's holdings among asset classes and individual securities. Some of the asset classes in which the Fund may invest include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, U.S. Government securities and total return swap agreements.

The Fund may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, enhance income, or as a substitute for purchasing or selling securities.


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DEBT  SECURITIES,  which are also called BONDS or DEBT  OBLIGATIONS,  are like a loan. The issuer of the bond, which could be the U.S. Government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of
interest  (or  income),   although  some  bonds'   interest   rates  may  adjust
periodically based upon a market rate. Payment-in-kind bonds pay interest in the form of additional securities.

INVESTMENT GRADE SECURITIES are debt securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Baa, A, Aa or Aaa by Moody's Investors Service.

TOTAL RETURN SWAP AGREEMENTS involve the payment by the Fund of a floating rate of interest in exchange for the total rate of return on a benchmark index. For example, instead of investing in the securities of a particular benchmark index, the Fund could enter into a swap agreement and receive the total return of the benchmark index, in return for a floating rate payment to the counterparty.
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The Investment  Manager uses a "bottom-up"  approach in selecting  asset classes and securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cash flow, position in its market, capital structure, general economic factors and market conditions, as well as world market conditions.

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BOTTOM-UP  APPROACH  means  that  the  Investment  Manager  looks  primarily  at individual issuers against the context of broader market factors. Some of the factors which the Investment Manager looks at when analyzing individual issuers include relative earnings growth, profitability trends, the issuer's financial strength, valuation analysis and strength of management.
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To determine the relative value of a security,  the Investment  Manager compares the credit risk and yield of the security to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower yields than lower quality securities. Based upon current market conditions, the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Fund.

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CREDIT QUALITY RATING is a measure of the issuer's  expected ability to make all required interest and principal payments in a timely manner.

An issuer with the highest  credit  rating has a very strong degree of certainty
(or  safety)  with  respect  to  making  all   payments.   An  issuer  with  the
second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. See Appendix A and B for a more complete discussion of the meaning of the different credit quality ratings.
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The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; (3) if the Investment Manager believes diversification of the Fund is compromised due to mergers or acquisitions; or (4) to meet redemption requests.

Under adverse market conditions, the Fund could invest some or all of its assets in cash and debt obligations consisting of repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY HIGH YIELD FUND -- The Fund pursues its objective under normal circumstances by investing in a broad range of high-yield, high risk debt securities rated in medium or lower rating categories or determined by the Investment Manager to be of comparable quality ("junk bonds"). However, the Fund will not invest in debt securities which, at the time of purchase, are in default. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. The Fund may also invest in equity securities and securities with equity characteristics, including common and preferred stocks, American Depositary Receipts, warrants and rights and real estate investment trusts ("REITS"). The Fund's average dollar weighted maturity is expected to be between 5 and 15 years. Under normal circumstances, at least 65% of the Fund's total assets will be invested in high yielding, high risk debt securities.


The Fund may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, enhance income, or as a substitute for purchasing or selling securities.


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HIGH YIELD  SECURITIES are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of BB or lower by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Ba or lower by Moody's Investors Service. These securities are more volatile and normally pay higher yields than investment grade securities.
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The  Investment  Manager uses a  "bottom-up"  approach in  selecting  high yield securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's debt service coverage (I.E., its ability to make interest payments on its debt), the issuer's cash flow, general economic factors and market conditions and world market conditions.

To determine the relative value of a security, the Investment Manager compares the security's credit risk and yield to the credit risk and yield of other securities. The Investment Manager is looking for securities that appear to be inexpensive relative to other comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security. The Investment Manager focuses on an issuer's management experience, position in its market, and capital structure in assessing its value. The Investment Manager seeks to diversify the Fund's holdings among securities and asset classes.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; or (3) to meet redemption requests.

Under adverse market conditions, the Fund could invest some or all of its assets in cash, U.S. Government securities, commercial notes or money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY MUNICIPAL BOND FUND -- The Fund pursues its objective under normal circumstances by investing at least 80% of its net assets in investment grade municipal bond obligations that are exempt from regular federal income taxes. The Fund intends to emphasize investments in municipal securities with long-term maturities between 12 and 30 years, and expects to maintain a dollar-weighted average duration of 7 to 11 years. A portion of the Fund's dividends may be subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for individuals or corporations that are subject to the federal alternative minimum tax.

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MUNICIPAL  SECURITIES are debt obligations of states,  cities,  towns, and other political subdivisions, agencies or public authorities, which pay interest that is exempt from regular federal income tax. Municipal securities also include debt obligations of other qualifying issuers such as Puerto Rico, Guam, the Virgin Islands and Native American Tribes. Municipal securities are often issued to raise money for public services and projects such as schools, hospitals and
public   transportation   systems.   Some  municipal  securities  (for  example,
INDUSTRIAL DEVELOPMENT BONDS) may be backed by private companies and used to provide financing for corporate facilities or other private projects. In most states, municipal securities issued by entities within the state are also exempt from that state's taxes. Municipal securities may be in the form of BONDS, NOTES and COMMERCIAL PAPER, may have a fixed or floating rate of interest, or be issued as ZERO COUPON BONDS.

MUNICIPAL BONDS are divided into two principal classifications: GENERAL OBLIGATION BONDS and REVENUE BONDS. A GENERAL OBLIGATION BOND is backed by the full faith, credit and taxing power of the issuer. A REVENUE BOND is linked to an income-producing project that pays interest and repays principal only to the extent adequate funds are generated by the project. A REVENUE BOND may include PRIVATE ACTIVITY BONDS.

DURATION is a measure of a bond's price volatility. It is a tool used to approximate the percentage change in a bond's price for a given change in its yield. A duration of 5, for example, means the price of the bond will change by approximately 5% in response to a 1% change in yield.
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The Fund's Sub-Adviser,  Salomon Brothers Asset Management Inc, concentrates the
Fund's investments in investment grade municipal securities, which represent a large market segment of the municipal market and offer a higher degree of liquidity than do municipal securities in lower rating categories.


To determine which securities to invest in, the Sub-Adviser uses a "top-down" approach, first determining a sector, then a geographic region and then selecting individual securities within that sector/geographic region.

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TOP-DOWN  APPROACH  means that the  Sub-Adviser  looks first at the broad market factors and on the basis of those factors, chooses certain sectors or industries within the overall market. It then looks at individual companies within those sectors or industries.
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The  Sub-Adviser  seeks to  identify  and  capture  relative  value  within  the municipal bond market by analyzing the following factors:

* Current market environment

* Sector trends

* Credit quality

* Security characteristics (for example, type of issuer, callability, size of issue)

* Tax considerations

The Sub-Adviser uses an analytical database in analyzing sector trends and security characteristics. The Sub-Adviser also uses the database to monitor how the Fund's portfolio will perform in different interest rate environments versus the Fund's benchmark index ("scenario stress testing").

The Sub-Adviser may determine to sell securities (1) if a security's credit rating has been changed; (2) if it can purchase a security with a better relative value; (3) based on the results of scenario stress testing; or (4) to meet redemption requests.

Under adverse market conditions, the Fund could invest in cash, short-term municipal bonds and fixed-income obligations on which the interest is subject to federal income tax. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY CASH FUND -- The Fund pursues its objective by investing in a diversified and liquid portfolio of primarily the highest quality money market instruments. Generally, the Fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating. The Fund also is designed to maintain a constant net asset value of $1.00 per share. Although Cash Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is subject to certain federal requirements which include the following:

* maintain an average dollar-weighted portfolio maturity of 90 days or less

* buy individual securities that have remaining maturities of 13 months or less

* invest only in high-quality, dollar-denominated, short-term obligations.

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A MONEY  MARKET  INSTRUMENT  is a  short-term  IOU issued by banks or other U.S.
corporations, or the U.S. Government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money Market instruments may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements. See Appendix A for a more complete description of the different money market instruments and credit quality ratings.
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The  Investment  Manager  attempts  to  increase  return and manage  risk by (1)
maintaining an average dollar-weighted portfolio maturity within 10 days of the Fund's benchmark, the Money Fund Report published by IBC Donoghue; (2) selecting securities that mature at regular intervals over the life of the portfolio; (3) purchasing only commercial paper in the top two tiers; and (4) constantly evaluating alternative investment opportunities for diversification without additional risk.

MAIN RISKS

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Your investment in the Funds is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency. The value of an investment in the Funds will go up and down, which means investors could lose money.
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INTEREST RATE RISK -- Investments in fixed-income  securities are subject to the possibility that interest rates could rise, causing the value of the Funds' securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes.

CREDIT RISK -- It is possible that some issuers of fixed-income securities will not make payments on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

PREPAYMENT RISK -- The issuers of securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.


SPECIAL RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES -- Diversified Income Fund and High Yield Fund may invest in mortgage-backed securities. A Fund will receive payments on its mortgage-backed securities that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.


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WHAT ARE MORTGAGE-BACKED  SECURITIES?  Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. Government agencies or by government sponsored private corporations - familiarly called "GINNIE MAES," "FANNIE MAES" and "FREDDIE MACS."
--------------------------------------------------------------------------------

SPECIAL RISKS ASSOCIATED WITH INTEREST RATE SWAP AGREEMENTS -- Diversified Income Fund and High Yield Fund may invest in total return swap agreements which entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Investment Manager will monitor the creditworthiness of counterparties to the Funds' interest rate swap transactions on an ongoing basis.


OPTIONS AND FUTURES -- Diversified Income Fund and High Yield Fund may use options and futures to hedge the Fund's portfolio, to gain exposure to a market without buying individual securities or to increase returns. There is the risk that such practices may sometimes reduce returns or increase volatility. These practices also entail transactional expenses.

FOREIGN SECURITIES -- Diversified Income Fund and High Yield Fund may invest in foreign securities that are U.S. dollar-denominated. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk.

RESTRICTED SECURITIES -- Diversified Income Fund, High Yield Fund and Cash Fund may invest in securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. The Funds, except Cash Fund, also may purchase securities that are not eligible for resale under Rule 144A. Since restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act, their sale may entail substantial delays and the liquidity of these securities may be limited.

HIGH YIELD SECURITIES -- High Yield Fund, and to a lesser extent, Diversified Income Fund, may invest in higher yielding, high risk debt securities. These investments may present additional risk because they may be less liquid than investment grade bonds. In addition, the price of high yield securities tends to be more susceptible to interest rate changes and to real or perceived adverse economic and competitive industry conditions. High yield securities are subject to more credit risk than higher quality securities.


MUNICIPAL MARKET RISK -- There are special factors which affect the value of municipal securities and, as a result, a Fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in securities.

LACK OF DIVERSIFICATION -- Municipal Bond Fund may invest in issuers of municipal securities that have similar characteristics, such as geographic region and source of revenue. Consequently, the Fund's portfolio may be more susceptible to the risks of adverse economic, political or regulatory developments than would be the case with a portfolio of securities that is more diversified as to geographic region and/or source of revenue.

ADDITIONAL INFORMATION -- For more information about the investment program of the Funds, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of the prospectus.

PAST PERFORMANCE


The charts and tables on the following pages provide some indication of the risks of investing in the Funds by showing changes in each Fund's Class A share performance from year to year and by showing how each Fund's average annual total return has compared to those of a broad measure of market performance. Fee waivers and/or expense reimbursements for Diversified Income Fund reduced the expenses of that Fund. In the absence of such waiver or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance is not a prediction of future results.


The bar charts on the following pages do not reflect the sales charges applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for each Fund's Class A shares include deduction of the 4.75% front-end sales charge and for Class B shares include the appropriate deferred sales charge, which is 5% in the first year declining to 0% in the sixth and later years. The average annual total returns also assume that Class B shareholders redeem all their shares at the end of the period indicated.


The Board of Directors approved a change in the investment policies of Diversified Income Fund, effective February 4, 2000. Prior to that change, the Fund had a policy of investing at least 80% of its total assets in U.S. Government securities. The information in the bar chart and table reflects the Diversified Income Fund's performance prior to the recent change of its investment policies. The Lehman Brothers Government Bond Index is an appropriate benchmark index based upon the Fund's former investment policies. The Lehman Brothers Aggregate Bond Index is also included in light of the Fund's current investment policies.

SECURITY DIVERSIFIED INCOME FUND


[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990      9.80%
1991     13.80%
1992      5.00%
1993     10.90%
1994     -6.50%
1995     21.86%
1996      1.26%
1997      9.19%
1998      9.09%
1999     -3.60%

--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
--------------------------------------------------------------------------------
                                                            QUARTER ENDING
Highest                                7.34%                 June 30, 1995
Lowest                                -3.92%                March 31, 1994
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
--------------------------------------------------------------------------------
                                  PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
Class A                              -8.23%           6.17%            6.35%
Class B                              -9.36%           5.79%            3.20%*
Lehman Brothers
  Government Bond Index              -2.15%           7.60%            7.66%

Lehman Brothers
  Aggregate Bond Index                1.88%           7.14%            8.02%

--------------------------------------------------------------------------------
* For the period beginning October 19, 1993 (date of inception) to December 31, 1999. Index performance information is only available to the Fund at the beginning of each month. The Lehman Brothers Government Bond Index average annual total return for the period October 1, 1993 to December 31, 1999 was 5.38%.
--------------------------------------------------------------------------------

SECURITY HIGH YIELD FUND

1997     12.57%
1998      4.98%
1999     -0.51%

--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1996-1999)
--------------------------------------------------------------------------------
                                                             QUARTER ENDING
Highest                                3.97%                  June 30, 1997
Lowest                                -5.82%               September 30, 1999
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
--------------------------------------------------------------------------------
                                     PAST 1 YEAR              LIFE OF FUND
                                                             (since 8/5/96)
Class A                                 -5.23%                    4.93%
Class B                                 -6.28%                    4.77%
Lehman Brothers High Yield Index         2.41%                    7.01%*
--------------------------------------------------------------------------------
* Index performance is only available to the Fund at the beginning of each month. The Lehman Brothers High Yield Index is for the period August 1, 1996 to December 31, 1999.
--------------------------------------------------------------------------------

SECURITY MUNICIPAL BOND FUND

1990      6.20%
1991     11.70%
1992      7.30%
1993     11.60%
1994     -8.30%
1995     15.48%
1996      2.51%
1997      8.27%
1998      6.05%
1999     -3.45%

--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
--------------------------------------------------------------------------------
                                                            QUARTER ENDING
Highest                                6.74%                March 31, 1995
Lowest                                -7.21%                March 31, 1994
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
--------------------------------------------------------------------------------
                                  PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS

Class A                              -8.03%           4.57%            5.07%

Class B                              -8.96%           4.11%            1.89%*
Lehman Brothers Municipal
  Bond Index                         -2.17%           6.79%            6.83%
--------------------------------------------------------------------------------
* For the period beginning October 19, 1993 (date of inception) to December 31, 1999. Index performance information is only available to the Fund at the beginning of each month. The Lehman Brothers Municipal Bond Index average annual total return for the period October 1, 1993 to December 31, 1999 was 4.73%.
--------------------------------------------------------------------------------

SECURITY CASH FUND

1990     7.60%
1991     5.20%
1992     2.80%
1993     2.40%
1994     3.43%
1995     5.00%
1996     4.60%
1997     4.90%
1998     4.70%
1999     4.40%

--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
--------------------------------------------------------------------------------
                                                            QUARTER ENDING
Highest                                1.86%                June 30, 1990
Lowest                                 0.56%                June 30, 1993
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS & YIELD
(THROUGH DECEMBER 31, 1999)
--------------------------------------------------------------------------------
                                  PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
Security Cash Fund                   4.40%            4.74%            4.49%
7-Day Yield                          5.28%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUNDS

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES                                                                  DIVERSIFIED INCOME, HIGH YIELD
(fees paid directly from your investment)                                            AND MUNICIPAL BOND FUNDS            CASH FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS A SHARES   CLASS B SHARES(1)

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)        4.75%             None                None

Maximum Deferred Sales Charge (as a percentage of original purchase price or
   redemption proceeds, whichever is lower)                                         None(2)            5%(3)               None
------------------------------------------------------------------------------------------------------------------------------------
1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load;  however,  a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3 5% during the first year, decreasing to 0% in the sixth and following years.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
------------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A                                             CLASS B
                             ---------------------------------------------------  --------------------------------------------------
                                          DISTRIBUTION             TOTAL ANNUAL               DISTRIBUTION             TOTAL ANNUAL
                              MANAGEMENT     (12b-1)     OTHER    FUND OPERATING  MANAGEMENT     (12b-1)     OTHER    FUND OPERATING
                                 FEES        FEES(4)    EXPENSES     EXPENSES        FEES        FEES(4)    EXPENSES     EXPENSES

Diversified Income Fund ......  0.35%(5)      0.25%       0.62%       1.22%*        0.35%(5)      1.00%      0.86%        2.21%*
High Yield Fund ..............  0.60%         0.25%       0.47%       1.32%*        0.60%         1.00%      0.53%        2.13%*
Municipal Bond Fund ..........  0.50%         0.25%       0.39%       1.14%*        0.50%         1.00%      0.69%        2.19%*
Cash Fund ....................  0.50%         None        0.36%       0.86%          ---           ---        ---          ---
------------------------------------------------------------------------------------------------------------------------------------

4 Long-term  holders of shares that are  subject to an  asset-based  sales  charge may pay more than the  equivalent  of the maximum front-end sales charge otherwise permitted by the National Association of Securities Dealers, Inc. Rules.

5 The  management  fee for  Diversified  Income  Fund was  reduced  from 0.50% to 0.35%,  effective  February  4, 2000.  The expense information above has been restated to reflect this change in the Fund's management fee.

* Each of these Fund's total annual operating  expenses for the most recent fiscal year were less than the amount shown because of a fee waiver or  reimbursement  of  expenses  by the Funds'  Investment  Manager.  The  Investment  Manager  waives a portion of its management fee and/or reimburses expenses in order to keep each Fund's total operating expenses at or below a specified level. The
  Investment  Manager  may  eliminate  all or  part of the fee  waiver  or  reimbursement  at any  time.  With  the fee  waiver  and reimbursement, the Funds' actual total annual fund operating expenses for the year ended December 31, 1999, were as follows:

--------------------------------------------------------------------------------

                                       ----------------------------------------
                                                                CLASS A  CLASS B
                                        ----------------------------------------
                                        Diversified Income Fund  0.87%    1.85%
                                        High Yield Fund          0.72%    1.53%
                                        Municipal Bond Fund      1.01%    1.76%
                                        ----------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE

   This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

   Each Example assumes that you invest $10,000 in a Fund for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

   You would pay the following expenses if you redeemed your shares at the end of each period.

------------------------------------------------------------------------------------------------------------------------------------
                                           1 YEAR                  3 YEARS                  5 YEARS                  10 YEARS
                                   ----------------------   ----------------------   ----------------------   ----------------------
                                     CLASS A    CLASS B       CLASS A    CLASS B       CLASS A    CLASS B       CLASS A    CLASS B
Diversified Income Fund                $593      $724          $844       $991          $1,113    $1,385         $1,882    $2,294
High Yield Fund .....................   603       716           873        967           1,164     1,344          1,990     2,256
Municipal Bond Fund .................   586       722           820        985           1,073     1,375          1,795     2,257
Cash Fund ...........................    88       ---           274        ---             477       ---          1,061       ---
------------------------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.


------------------------------------------------------------------------------------------------------------------------------------
                                           1 YEAR                  3 YEARS                  5 YEARS                  10 YEARS
                                   ----------------------   ----------------------   ----------------------   ----------------------
                                     CLASS A    CLASS B       CLASS A    CLASS B       CLASS A    CLASS B       CLASS A    CLASS B
Diversified Income Fund .............  $593      $224          $844       $691          $1,113    $1,185         $1,882    $2,294
High Yield Fund .....................   603       216           873        667           1,164     1,144          1,990     2,256
Municipal Bond Fund .................   586       222           820        685           1,073     1,175          1,795     2,257
Cash Fund ...........................    88       ---           274        ---             477       ---          1,061       ---
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGER

Security Management Company, LLC (the "Investment Manager"), 700 SW Harrison Street, Topeka, Kansas 66636-0001, is the Funds' Investment Manager. On December 31, 1999, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $6.3 billion.

The Investment Manager has engaged Salomon Brothers Asset Management Inc, 7 World Trade Center, New York, New York 10048, to provide investment advisory services to Municipal Bond Fund. Salomon Brothers was incorporated in 1987 and currently manages, together with its affiliates, approximately $29 billion in assets.

The Investment Manager and the Funds have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of Fund Directors, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to a Fund which uses a sub-adviser:

* performing initial due diligence on prospective sub-advisers

* monitoring the performance of the sub-adviser

* communicating performance expectations to the sub-adviser

* ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.

MANAGEMENT FEES -- The following chart shows the investment management fees paid by each Fund during the last fiscal year.

               -------------------------------------------------
               MANAGEMENT FEES
               (expressed as a percentage of average net assets)
               -------------------------------------------------
               Diversified Income Fund...................  0.00%
               High Yield Fund...........................  0.00%
               Municipal Bond Fund.......................  0.50%
               Cash Fund.................................  0.50%
               -------------------------------------------------

PORTFOLIO MANAGERS -- ROBERT AMODEO, a Portfolio Manager at Salomon Brothers, has managed the Municipal Bond Fund's portfolio since September 1998. Prior to joining Salomon Brothers Asset Management in 1992, Mr. Amodeo was a member of Salomon Brothers, Inc. Partnership Investment Group where he was responsible for analyzing and managing various partnership investments. Mr. Amodeo pioneered adaptation and the use of the Yield Book for municipal bond portfolio management, analysis, performance attribution and optimization. He received a B.S. in Business Management from Long Island University and he is a Chartered Financial Analyst.


STEVE BOWSER, Vice President and Portfolio Manager of the Investment Manager, has managed the Diversified Income Fund's portfolio since 1995. Mr. Bowser joined the Investment Manager in 1992. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a bachelor of science degree from Kansas State University in 1982. He is a Chartered Financial Analyst.

CHRIS PHALEN, Research Analyst of the Investment Manager, has co-managed Diversified Income Fund since May 2000. Prior to joining the Investment Manager in 1997, he was with Sprint PCS as a pricing analyst. Prior to joining Sprint PCS in 1997, Mr. Phalen was employed by Security Benefit Group. Mr. Phalen graduated from the University of Kansas with a bachelor of business administration and accounting degree.

DAVID G. TOUSSAINT, Portfolio Manager of the Investment Manager, has managed High Yield Fund since April 2000. Mr. Toussaint has nine years of investment experience and holds a CPA certificate. Prior to joining the Investment Manager in 2000, he was with Allstate Insurance Company as an investment analyst and in various managerial positions in their investment operations group. Mr. Toussaint earned a bachelor of arts degree in Economics from the University of Illinois, a master of science degree in Accountancy from DePaul University and an M.B.A. from the University of Chicago. He is a Chartered Financial Analyst.


BUYING SHARES

Shares of the Funds are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Funds' Distributor, Security Distributors, Inc.


There are two different ways to buy shares of Municipal Bond Fund--Class A shares or Class B shares. There are three different ways to buy shares of Diversified Income Fund and High Yield Fund--Class A shares, Class B shares or Class C shares. Cash Fund offers a single class of shares which is offered at net asset value next determined after an order is accepted. The different classes of a Fund differ primarily with respect to sales charges and Rule 12b-1 distribution fees to which they are subject. Shares of Cash Fund are offered by the Fund without a sales charge. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Funds and the Distributor reserve the right to reject any order to purchase shares.


CLASS A SHARES -- Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at a Fund's net asset value per share (NAV), plus the sales charge set forth below. The NAV plus the sales charge is the "offering price." A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open. An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

--------------------------------------------------------------------------------
                                                 SALES CHARGE
                                ------------------------------------------------
                                   AS A PERCENTAGE          AS A PERCENTAGE OF
AMOUNT OF ORDER                   OF OFFERING PRICE        NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $50,000 ...............       4.75%                     4.99%
$50,000 to $99,999 ..............       3.75%                     3.90%
$100,000 to $249,999 ............       2.75%                     2.83%
$250,000 to $999,999 ............       1.75%                     1.78%
$1,000,000 or more* .............       None                      None
--------------------------------------------------------------------------------
*Purchases of $1,000,000 or more are not subject to a sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.

--------------------------------------------------------------------------------

Please see Appendix C for options that are available for reducing the sales charge applicable to purchases of Class A shares.

CLASS A DISTRIBUTION PLAN -- The Funds (except Cash Fund) have adopted Class A Distribution Plans that allow each of these Funds to pay distribution fees to the Funds' Distributor. The Distributor uses the fees to pay for activities related to the sale of Class A shares and services provided to shareholders. The distribution fee is equal to 0.25% of the average daily net assets of the Fund's Class A shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Class B shares are subject to a deferred sales charge if withdrawn within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

                   ------------------------------------------
                    NUMBER OF YEARS SINCE         DEFERRED
                          PURCHASE              SALES CHARGE
                   ------------------------------------------
                             1                       5%
                             2                       4%
                             3                       3%
                             4                       3%
                             5                       2%
                         6 and more                  0%
                   ------------------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of Deferred Sales Charge," page 1818.

CLASS B DISTRIBUTION PLAN -- The Funds (except Cash Fund) have adopted Class B Distribution Plans that allow each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class B shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous because Class A shares are subject to a lower distribution fee than Class B shares. A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time that shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at a Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Class C shares are subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of Deferred Sales Charge," page 18.

CLASS C DISTRIBUTION PLAN -- The Diversified Income Fund and High Yield Fund have adopted Class C Distribution Plans that allow each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class C shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

CASH FUND -- Shares of Cash Fund are offered at NAV next calculated after an order is accepted. There is no sales charge or load. The minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.  BY MAIL

    (a) A check or negotiable bank draft should be sent to:

        Security Cash Fund
        P.O. Box 2548
        Topeka, Kansas 66601

    (b) Make check or draft payable to "SECURITY CASH FUND."

    (c) For initial investment include a completed investment application found on page 38 of this prospectus.

2.  BY WIRE

    (a) Call the Fund to advise of the investment. The Fund will supply an account number at the time of the initial investment and provide instructions for having your bank wire federal funds.

    (b) For an initial investment, you must also send a completed investment application to the Fund.

3.  THROUGH BROKER/DEALERS

Investors may, if they wish, invest in Cash Fund by purchasing shares through registered broker/dealers. Broker/dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/dealer are without charge.

Since Cash Fund invests in money market securities which require immediate payment in federal funds, monies received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve Banks. A record date for each stockholder's investment is established each business day and used to distribute the following day's dividend. If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend. Federal funds received after 2:00 p.m. on any business day will not be invested until the following business day. The Fund will not be responsible for any delays in the wire transfer system. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

* Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

* Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

* In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code


* In connection with distributions from retirement plans qualified under Section 401(a), 401(k) or 403(b) of the Internal Revenue Code for:


  > returns of excess contributions to the plan

  > retirement of a participant in the plan

  > a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)


  > financial hardship (as defined in regulations under the Code) of a participant in a plan

  > termination of employment of a participant in a plan

  > any other permissible withdrawal under the terms of the plan.


CONFIRMATIONS AND STATEMENTS -- The Funds will send you a confirmation statement after every transaction that affects your account balance or registration. However, certain automatic transactions may be confirmed on a quarterly basis including systematic withdrawals, automatic purchases and reinvested dividends. Each shareholder will receive a quarterly statement setting forth a summary of the transactions that occurred during the preceding quarter.

SELLING SHARES

Selling your shares of a Fund is called a "redemption," because the Fund buys back its shares. A shareholder may sell shares at any time. Shares will be redeemed at the NAV next determined after the order is accepted by the Fund's transfer agent, less any applicable deferred sales charge. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open. Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

When redeeming recently purchased shares, the Fund may delay sending the redemption proceeds until it has collected payment, which may take up to 15 days.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

* The name and signature of the account owner(s)

* The name of the Fund

* The dollar amount or number of shares to sell

* Where to send the proceeds

* A signature guarantee if

  > The check will be mailed to a payee or address different than that of the account owner, or

  > The sale of shares is more than $10,000.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:

      Security Management Company, LLC
      P.O. Box 750525
      Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

* INDIVIDUAL OR JOINT TENANTS: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

* UGMA OR UTMA: Written instructions must be signed by the custodian as it appears on the account.

* SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

* CORPORATION OR ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.

* TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

* RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461, extension 3127, on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central time. The Funds require that requests for redemptions over $10,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461, extension 3127. Shareholders may not redeem shares held in an IRA or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

The Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

CASH FUND -- If checks are requested on the Checking Privilege Request Form, you may redeem shares of Cash Fund by check. Such checks must be in an amount of $100 or more. Redemption by check is not available for any shares held in certificate form or for shares recently purchased for which the Fund has not collected payment. Check writing privileges may encourage multiple redemptions on an account.

PAYMENT OF REDEMPTION PROCEEDS -- Payments may be made by check.

The Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

BY CHECK. Redemption proceeds will be sent to the shareholder(s) of record at the address on our records within seven days after receipt of a valid redemption request. For a charge of $15 deducted from redemption proceeds, the Investment Manager will provide a certified or cashier's check, or send the redemption proceeds by express mail, upon the shareholder's request.

DIVIDENDS AND TAXES

Each Fund (except Cash Fund) pays its shareholders dividends from its net investment income monthly, and distributes any net capital gains that it has realized, at least annually. Cash Fund pays its shareholders dividends from its investment income daily. Your dividends and distributions will be reinvested in shares of the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

TAX ON DISTRIBUTIONS -- Fund dividends and distributions are taxable to shareholders (unless your investment is in an Individual Retirement Account ("IRA") or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year. In general, dividends and distributions from the Funds are taxable as follows:

--------------------------------------------------------------------------------
         TYPE OF                    TAX RATE FOR             TAX RATE FOR 28%
      DISTRIBUTION                  15% BRACKET              BRACKET OR ABOVE
--------------------------------------------------------------------------------
    Income dividends            Ordinary Income rate       Ordinary Income rate
 Short-term capital gains       Ordinary Income rate       Ordinary Income rate
  Long-term capital gains               10%                         20%
--------------------------------------------------------------------------------

A Fund has "short-term capital gains" when it sells a security within 12 months after buying it. A Fund has "long-term capital gains" when it sells a security that it has owned for more than 12 months. When a Fund earns interest from bonds and other debt securities and distributes these earnings to shareholders, the Fund has "ordinary income." The Funds (other than Municipal Bond Fund) expect that their distributions will consist primarily of ordinary income.

The Municipal Bond Fund may make distributions called "exempt-interest dividends" that are exempt from federal income tax. Exempt-interest dividends will not necessarily be exempt from state and local income taxes. The Municipal Bond Fund may also make taxable distributions (including capital gains distributions). You generally are required to report all Fund distributions, including exempt-interest dividends, on your federal income tax return.

Tax-deferred retirement accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The  Fund  will  mail  you   information   concerning  the  tax  status  of  the
distributions for each calendar year on or before January 31 of the following year.

TAXES ON SALES OR EXCHANGES -- You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The table above can provide a guide for your potential tax liability when selling or exchanging Fund shares. "Short-term capital gains" applies to Fund shares sold or exchanged up to one year after buying them. "Long-term capital gains" applies to shares held for more than one year.

BACKUP WITHHOLDING -- As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by each Fund's Board of Directors.

SHAREHOLDER SERVICES

ACCUMULATION PLAN -- An investor may choose to invest in one of the Funds (except Cash Fund) through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. Withdrawals from your bank account may occur up to 3 business days before the date scheduled to purchase Fund shares. An application for Secur-O-Matic may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM -- Shareholders who wish to receive regular monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current aggregate net asset value of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the Program. Shares are liquidated at net asset value. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B and Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Class B Shares" and "Class C Shares," as applicable. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE -- Shareholders who own shares of the Funds may exchange those shares for shares of another of the Funds, or for shares of the other mutual funds distributed by the Distributor, which currently include Security Growth and Income, Equity, Global, Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth, Technology and Ultra Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Shares of a particular class of the Funds may be exchanged only for shares of the same class of another fund distributed by the Distributor or for shares of Cash Fund, which offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Cash Fund.

For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired.


Exchanges of Class A shares from Diversified Income, High Yield and Municipal Bond Funds are made at net asset value without a front-end sales charge if (1) the shares have been owned for at least 90 consecutive days prior to the exchange, (2) the shares were acquired pursuant to a prior exchange from a Security Fund which assessed a sales charge on the original purchase, or (3) the shares were acquired as a result of the reinvestment of dividends or capital gains distributions. Exchanges of Class A shares from Diversified Income, High Yield and Municipal Bond Funds, other than those described above, are made at net asset value plus the sales charge described in the prospectus of the other Security Fund being acquired, less the sales charge paid on the shares of these Funds at the time of original purchase.


Because Cash Fund does not impose a sales charge or commission in connection with sales of its shares, any exchange of Cash Fund shares acquired through direct purchase or reinvestment of dividends will be based on the respective net asset values of the shares involved and a sales charge will be imposed equal to the sales charge that would be charged such shareholder if he or she were purchasing for cash.

Shareholders should contact the Fund before requesting an exchange in order to ascertain whether any sales charges are applicable to the shares to be exchanged. In effecting the exchanges of Fund shares, the Investment Manager will first cause to be exchanged those shares which would not be subject to any sales charges.

Exchanges are made upon receipt of a properly completed Exchange Authorization form. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to shareholders.

RETIREMENT PLANS -- The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

GENERAL INFORMATION

SHAREHOLDER INQUIRIES -- Shareholders who have questions concerning their account or wish to obtain additional information may write to the Funds (see back cover for address and telephone numbers), or contact their securities dealer.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Funds may hold in their portfolios and the various kinds of management practices that may be used in the portfolios. The Funds' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Fund's investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all of the Fund's other investments. Fund Portfolio Managers have considerable leeway in choosing investment strategies and selecting securities they believe will help a Fund achieve its objective. In seeking to meet its investment objective, a Fund may invest in any type of security or instrument whose investment characteristics are consistent with the Fund's investment program.

The Funds are subject to certain investment policy limitations referred to as "fundamental policies." The fundamental policies cannot be changed without shareholder approval. Some of the more important fundamental policies are that each Fund will not:

* invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities); provided, that this limitation applies only with respect to 75% of the value of the Fund's total assets

* purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any one issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities)

* invest 25% or more of its total assets in any one industry.

The Municipal Bond Fund will not invest more than 20% of its assets in securities that are not tax-exempt securities, except when in a temporary defensive position. The full text of each Fund's fundamental policies is included in the Statement of Additional Information.

The following pages describe some of the investments which may be made by the Funds, as well as some of the management practices of the Funds.


CONVERTIBLE SECURITIES -- Diversified Income Fund and High Yield Fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.

FOREIGN SECURITIES -- Diversified Income Fund and High Yield Fund may invest in foreign securities denominated in U.S. dollars. Foreign investments increase a Fund's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; and possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards. These risks are heightened for investments in developing countries.

ASSET-BACKED SECURITIES -- Diversified Income Fund and High Yield Fund may invest in asset-backed securities. An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (I.E., loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty.

MORTGAGE-BACKED SECURITIES -- Diversified Income Fund and High Yield Fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the Funds. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The three largest issuers of these securities are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. Government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value
(par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the Fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.


Additional mortgage-backed securities in which these Funds may invest include COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) and stripped mortgage securities. CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments
(IOs) and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee a Fund's investment in CMOs, IOs, or POs will be successful, and a Fund's total return could be adversely affected as a result.


RESTRICTED SECURITIES -- Diversified Income Fund, High Yield Fund and Cash Fund may invest in restricted securities that are eligible for resale under Rule 144A of the Securities Act of 1933. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, restricted securities are not registered with the SEC. Although restricted securities which are eligible for resale under Rule 144A may be readily sold to qualified buyers, there may not always be a market for them and their sale may involve substantial delays and additional costs. In addition, the Funds, except Cash Fund, may invest in restricted securities that are not eligible for resale under Rule 144A. Because there is no active market for these types of securities, selling a security that is not a Rule 144A security may be difficult and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable.

LOWER RATE DEBT SECURITIES -- Diversified Income Fund and High Yield Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.


U.S. GOVERNMENT SECURITIES-- Each Fund may invest in U.S. Government securities. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government.

GUARANTEED INVESTMENT CONTRACTS ("GICS") -- Cash Fund may invest in GICs. When investing in GICs, the Fund makes a cash contribution to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Cash Fund may invest only in GICs that have received the requisite ratings by one or more NRSROs. Because a Fund may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Some of the management practices of the Funds include:


CASH RESERVES -- Each Fund may establish and maintain reserves as the Investment Manager or Sub-Adviser believes is advisable to facilitate the Fund's cash flow needs (E.G., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes. Such reserves may include various types of money market instruments, certificates of deposit, bank demand accounts and repurchase agreements.


BORROWING -- Each Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund's investment objective and program. Such borrowings may be collateralized with Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, I.E., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FUTURES AND OPTIONS -- Diversified Income Fund, High Yield Fund and Municipal Bond Fund may utilize futures contracts. The Diversified Income Fund and High Yield Fund may also utilize options on futures, and may purchase call and put options and write call and put options on a "covered" basis. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. The Diversified Income Fund and High Yield Fund may purchase, sell, or write call and put options on securities and financial indices. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

SWAPS, CAPS, FLOORS AND COLLARS -- Diversified Income Fund and High Yield Fund may enter into interest rate, total return and index swaps. High Yield Fund may also enter into the purchase or sale of related caps, floors and collars. A Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (I.E., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. To the extent a Fund enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Fund will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- Diversified Income Fund, High Yield Fund and Municipal Bond Fund may purchase and sell securities on a "when issued," "forward commitment" or "delayed delivery" basis. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Fund purchases securities on this basis, there is a risk that the securities may not be delivered and that the Fund may incur a loss.


PORTFOLIO TURNOVER -- Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs and result in additional taxable gains.

FINANCIAL HIGHLIGHTS


   The financial highlights table is intended to help you understand the Fund's financial performance for their Class A shares and Class B shares during the past five years, or the period since commencement of a Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND (CLASS A)
------------------------------------------------------------------------------------------------------------------------------------
                                                                               FISCAL YEARS ENDED DECEMBER 31
                                                         ---------------------------------------------------------------------------
                                                         1999(B)(C)(D)    1998(B)(C)     1997(B)(C)    1996(B)(C)(E)   1995(B)(C)(E)
                                                         -------------   ------------   ------------   -------------   -------------
PER SHARE DATA
Net asset value beginning of period.......................  $ 4.96          $ 4.81         $ 4.71         $ 4.97          $ 4.35

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ....................................    0.26            0.27           0.32           0.31            0.30
Net gain (loss) on securities (realized & unrealized).....   (0.44)           0.16           0.10          (0.26)           0.62
                                                            -------         -------        -------        -------         -------
Total from investment operations..........................   (0.18)           0.43           0.42           0.05            0.92

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................   (0.26)          (0.28)         (0.32)         (0.31)          (0.30)
Distributions (from realized gains).......................     ---             ---            ---            ---             ---
                                                            -------         -------        -------        -------         -------
Total distributions.......................................   (0.26)          (0.28)         (0.32)         (0.31)          (0.30)
                                                            -------         -------        -------        -------         -------
Net asset value end of period.............................  $ 4.52          $ 4.96         $ 4.81         $ 4.71          $ 4.97
                                                            =======         =======        =======        =======         =======
Total return (a)..........................................   (3.6)%           9.1%           9.2%           1.3%           21.9%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................  $12,723         $12,644         $7,652         $8,036         $10,080
Ratio of expenses to average net assets...................    0.87%           0.93%          0.60%          0.65%           1.11%
Ratio of net investment income to average net assets......    5.58%           5.62%          6.10%          6.44%           6.41%
Portfolio turnover rate...................................      65%             78%            39%            75%             81%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND (CLASS B)
------------------------------------------------------------------------------------------------------------------------------------
                                                                               FISCAL YEARS ENDED DECEMBER 31
                                                         ---------------------------------------------------------------------------
                                                         1999(B)(C)(D)    1998(B)(C)     1997(B)(C)    1996(B)(C)(E)   1995(B)(C)(E)
                                                         -------------   ------------   ------------   -------------   -------------
PER SHARE DATA
Net asset value beginning of period.......................   $ 4.95         $ 4.80         $ 4.71         $ 4.97         $ 4.35

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................     0.22           0.22           0.26           0.25           0.26
Net gain (loss) on securities (realized & unrealized).....    (0.44)          0.16           0.10          (0.25)          0.63
                                                             -------        -------        -------        -------        -------
Total from investment operations..........................    (0.22)          0.38           0.36          (0.00)          0.89

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................    (0.22)         (0.23)         (0.27)         (0.26)         (0.27)
Distributions (from realized gains).......................      ---            ---            ---            ---            ---
                                                             -------        -------        -------        -------        -------
Total distributions.......................................    (0.22)         (0.23)         (0.27)         (0.26)         (0.27)
                                                             -------        -------        -------        -------        -------
Net asset value end of period.............................   $ 4.51         $ 4.95         $ 4.80         $ 4.71         $ 4.97
                                                             =======        =======        =======        =======        =======
Total return (a)..........................................    (4.6)%          8.0%           7.9%          (0.02)%        20.9%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $2,356         $3,668         $1,091         $  661         $  582
Ratio of expenses to average net assets...................     1.85%          1.85%          1.68%          1.86%          1.87%
Ratio of net investment income to average net assets......     4.55%          4.66%          5.02%          5.23%          5.69%
Portfolio turnover rate...................................       65%            78%            39%            75%            81%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND (CLASS A)
------------------------------------------------------------------------------------------------------------------------------------
                                                                               FISCAL YEARS ENDED DECEMBER 31
                                                         ------------------------------------------------------------
                                                           1999(B)(C)     1998(B)(C)     1997(B)(C)    1996(B)(C)(F)
                                                         -------------   ------------   ------------   -------------
PER SHARE DATA
Net asset value beginning of period......................     $15.05        $15.71         $15.32         $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................       1.25          1.22           1.25           0.45
Net gain (loss) on securities (realized & unrealized)....      (1.32)        (0.47)          0.60           0.32
                                                              -------       -------        -------        ------
Total from investment operations.........................      (0.07)         0.75           1.85           0.77

LESS DISTRIBUTIONS:
Dividends (from net investment income)...................      (1.18)        (1.22)         (1.25)         (0.45)
Distributions (from realized gains)......................      (0.15)        (0.19)         (0.21)           ---
                                                              -------       -------        -------        -------
Total distributions......................................      (1.33)        (1.41)         (1.46)         (0.45)
                                                              -------       -------        -------        -------
Net asset value end of period............................     $13.65        $15.05         $15.71         $15.32
                                                              =======       =======        =======        =======
Total return (a).........................................      (0.5)%         5.0%          12.6%           5.2%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).....................      $6,328        $5,781         $5,179         $2,780
Ratio of expenses to average net assets..................       0.72%         0.76%          0.87%          1.54%
Ratio of net investment income to average net assets.....       8.17%         7.96%          8.14%          7.47%
Portfolio turnover rate..................................         36%          103%            87%           168%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND (CLASS B)
------------------------------------------------------------------------------------------------------------------------------------
                                                                               FISCAL YEARS ENDED DECEMBER 31
                                                         ---------------------------------------------------------------------------
                                                           1999(B)(C)     1998(B)(C)     1997(B)(C)    1996(B)(C)(F)
                                                         -------------   ------------   ------------   -------------
PER SHARE DATA
Net asset value beginning of period......................     $15.02        $15.68         $15.32         $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................       1.06          1.10           1.10           0.41
Net gain (loss) on securities (realized & unrealized)....      (1.25)        (0.47)          0.59           0.32
                                                              -------       -------        -------        -------
Total from investment operations.........................      (0.19)         0.63           1.69           0.73

LESS DISTRIBUTIONS:
Dividends (from net investment income)...................      (1.06)        (1.10)         (1.12)         (0.41)
Distributions (from realized gains)......................      (0.15)        (0.19)         (0.21)           ---
                                                              -------       -------        -------        -------
Total distributions......................................      (1.21)        (1.29)         (1.33)         (0.41)
                                                              -------       -------        -------        -------
Net asset value end of period............................     $13.62        $15.02         $15.68         $15.32
                                                              =======       =======        =======        =======
Total return (a).........................................      (1.3)%         4.2%          11.5%           4.9%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).....................      $4,469        $4,236         $4,432         $2,719
Ratio of expenses to average net assets..................       1.53%         1.53%          1.80%          2.26%
Ratio of net investment income to average net assets.....       7.35%         7.17%          7.21%          6.74%
Portfolio turnover rate..................................         36%          103%            87%           168%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND (CLASS A)
------------------------------------------------------------------------------------------------------------------------------------
                                                                               FISCAL YEARS ENDED DECEMBER 31
                                                       -----------------------------------------------------------------------------
                                                       1999(B)(C)(E)   1998(B)(C)(E)   1997(B)(C)(E)   1996(B)(C)(E)   1995(B)(C)(E)
                                                       -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
Net asset value beginning of period....................    $10.24          $10.08          $ 9.72          $ 9.94          $ 9.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................      0.42            0.43            0.42            0.45            0.48
Net gain (loss) on securities (realized & unrealized)..     (0.76)           0.17            0.36           (0.21)           0.89
                                                           -------         -------         -------         -------        --------
Total from investment operations.......................     (0.34)           0.60            0.78            0.24            1.37

LESS DISTRIBUTIONS:
Dividends (from net investment income).................     (0.42)          (0.44)          (0.42)          (0.46)          (0.48)
Distributions (from realized gains)....................       ---             ---             ---            ---              ---
                                                           -------         -------         -------         -------         -------
Total distributions....................................     (0.42)          (0.44)          (0.42)          (0.46)          (0.48)
                                                           -------         -------         -------         -------         -------
Net asset value end of period..........................   $  9.48          $10.24          $10.08          $ 9.72          $ 9.94
                                                           =======         =======         =======         =======         =======
Total return (a).......................................     (3.5)%           6.1%            8.3%            2.5%           15.5%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)...................    $17,630         $19,012         $21,953         $23,304         $25,026
Ratio of expenses to average net assets................      1.01%           0.82%           0.82%           0.78%           0.86%
Ratio of net investment income to average net assets...      4.19%           4.23%           4.29%           4.67%           5.02%
Portfolio turnover rate................................       108%             94%             48%             54%            103%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND (CLASS B)
------------------------------------------------------------------------------------------------------------------------------------
                                                                               FISCAL YEARS ENDED DECEMBER 31
                                                       -----------------------------------------------------------------------------
                                                       1999(B)(C)(E)   1998(B)(C)(E)   1997(B)(C)(E)   1996(B)(C)(E)   1995(B)(C)(E)
                                                       -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
Net asset value beginning of period....................    $10.26          $10.08          $ 9.73          $ 9.95          $ 9.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................      0.34            0.31            0.29            0.33            0.37
Net gain (loss) on securities (realized & unrealized)..     (0.76)           0.17            0.37           (0.21)           0.90
                                                           -------         -------         -------         -------         -------
Total from investment operations.......................     (0.42)           0.48            0.66            0.12            1.27

LESS DISTRIBUTIONS:
Dividends (from net investment income).................     (0.34)          (0.30)          (0.31)          (0.34)          (0.37)
Distributions (from realized gains)....................       ---             ---             ---             ---             ---
                                                           -------         -------         -------         -------         -------
Total distributions....................................     (0.34)          (0.30)          (0.31)          (0.34)          (0.37)
                                                           -------         -------         -------         -------        --------
Net asset value end of period..........................    $ 9.50          $10.26          $10.08          $ 9.73          $ 9.95
                                                           =======         =======         =======         =======         =======
Total return (a).......................................     (4.2)%           4.8%            6.9%            1.2%           14.3%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)...................     $1,661          $1,367         $2,344           $1,510          $1,190
Ratio of expenses to average net assets................      1.76%           2.01%          2.00%            2.01%           2.00%
Ratio of net investment income to average net assets...      3.45%           3.04%          3.11%            3.44%           3.90%
Portfolio turnover rate................................       108%             94%            48%              54%            103%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                               FISCAL YEARS ENDED DECEMBER 31
                                                         ---------------------------------------------------------------------------
                                                            1999(C)       1998(C)(E)     1997(C)(E)    1996(B)(C)(E)   1995(B)(C)(E)
                                                         -------------   ------------   ------------   -------------   -------------
PER SHARE DATA
Net asset value beginning of period......................   $ 1.00          $ 1.00         $ 1.00         $ 1.00          $ 1.00

Net investment income....................................     0.04            0.05           0.05           0.05            0.05
Net gain (loss) on securities (realized & unrealized)....      ---             ---            ---            ---             ---
                                                            -------         -------        -------        -------         -------
Total from investment operations.........................     0.04            0.05           0.05           0.05            0.05

LESS DISTRIBUTIONS:
Dividends (from net investment income)...................    (0.04)          (0.05)         (0.05)         (0.05)          (0.05)
Distributions (from realized gains)......................      ---             ---            ---            ---             ---
                                                            -------         -------        -------        -------         -------
Total distributions......................................    (0.04)          (0.05)         (0.05)         (0.05)          (0.05)
                                                            -------         -------        -------        -------         -------
Net asset value end of period............................   $ 1.00          $ 1.00         $ 1.00         $ 1.00          $ 1.00
                                                            =======         =======        =======        =======         =======
Total return (a).........................................     4.4%            4.7%           4.9%           4.6%            5.0%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................  $53,137         $61,828        $57,441        $45,331         $38,158
Ratio of expenses to average net assets...................    0.86%           0.89%          0.90%          1.01%           1.00%
Ratio of net investment income to average net assets......    4.30%           4.60%          4.80%          4.47%           5.00%
Portfolio turnover rate...................................     ---             ---            ---            ---             ---
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return information does not take into account any sales charges paid at the time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Fund expenses were reduced by reimbursement from the Investment Manager. Expense ratios absent such reimbursements would have been as follows:

       ---------------------------------------------------------------------------------------------------------------------
                                     1999               1998               1997               1996               1995
                              ------------------ ------------------ ------------------ ------------------ ------------------
                               CLASS A  CLASS B   CLASS A  CLASS B   CLASS A  CLASS B   CLASS A  CLASS B   CLASS A  CLASS B
         Diversified Income     1.37%    2.36%     1.43%    3.03%     1.06%    2.14%     1.17%    3.26%     1.22%    3.70%
         High Yield             1.32%    2.13%     1.36%    2.13%     1.44%    2.37%     2.11%    2.83%      ---      ---
         Municipal Bond         1.14%    2.19%     0.82%    2.18%     0.83%    2.00%     0.78%    2.19%     0.86%    2.45%
         Cash                    ---      ---       ---      ---       ---      ---      1.01%     ---      1.04%     ---
       ---------------------------------------------------------------------------------------------------------------------


(c) Net investment income was computed using the average month-end shares outstanding throughout the period.


(d) The Fund's Board of Directors changed its investment policies, effective February 4, 2000. Prior to that change, the Fund had a policy of investing at least 80% of its total assets in U.S. Government securities. The fund may now invest in a more diversified portfolio of debt securities.

(e) Expense  ratios  including  reimbursements,   were  calculated  without  the
    reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

       ---------------------------------------------------------------------------------------------------------------------
                                     1999               1998               1997               1996               1995
                              ------------------ ------------------ ------------------ ------------------ ------------------
                               CLASS A  CLASS B   CLASS A  CLASS B   CLASS A  CLASS B   CLASS A  CLASS B   CLASS A  CLASS B
         Diversified Income      ---      ---       ---      ---       ---      ---      0.64%    1.85%     1.10%    1.85%
         Municipal Bond         1.00%    1.75%     0.82%    2.00%     0.83%    2.00%     0.77%    2.00%     0.85%    2.00%
         Cash                    ---      ---      0.89%     ---      1.00%     ---      1.00%     ---      1.00%     ---
       ---------------------------------------------------------------------------------------------------------------------



(f) High Yield Fund was initially capitalized on August 5, 1996, with a net asset value of $15.00 per share. Percentage amounts for the period have been annualized, except total return.

                                   APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SHORT-TERM INSTRUMENTS

The types of instruments that will form the major part of Cash Fund's investments are described below:

U.S. GOVERNMENT SECURITIES -- Federal agency securities are debt obligations which principally result from lending programs of the U.S. Government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

CERTIFICATES OF DEPOSIT -- A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

COMMERCIAL  PAPER  --  Commercial  paper  is  generally   defined  as  unsecured
short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

BANKER'S ACCEPTANCES -- A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated "A" by Standard & Poor's Corporation ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION -- AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C. The rating C is reserved for income bonds in which no interest is being paid.

D. Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                                   APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL BOND RATINGS

The following are summaries of the ratings used by Moody's, Standard & Poor's and Fitch's applicable to permitted investments of Municipal Bond Fund:

MOODY'S INVESTORS SERVICE, INC.* -- AAA. Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. Although Industrial Revenue Bonds and Environmental Control Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Moody's does not apply numerical modifiers other than Aa1, A1 and Baa1 in its municipal bond rating system, which offer the maximum security within the Aa, A and Baa groups, respectively.

STANDARD & POOR'S CORPORATION**-- AAA. Municipal bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest.

AA. Municipal bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree.

A. Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

FITCH INVESTORS SERVICE, INC.-- AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB. Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

NOTE: Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

RATINGS OF SHORT-TERM SECURITIES

MOODY'S INVESTORS SERVICE -- The following ratings apply to short-term municipal notes and loans:

MIG 1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad based access to the market for refinancing, or both.

MIG 2. Loans bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group.

The following ratings apply to both commercial paper and municipal paper:

PRIME-1. Issuers receiving this rating have a superior capacity for repayment of short-term promissory obligations.

PRIME-2. Issuers receiving this rating have a strong capacity for repayment of short-term promissory obligations.

STANDARD & POOR'S CORPORATION -- The following ratings apply to short-term municipal notes:

AAA. This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA. Notes rated AA have a very strong capacity to repay principal and pay interest and differ from AAA issues only in small degree.

The following ratings apply both to commercial paper and municipal paper:

A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

FITCH INVESTORS SERVICE -- The following ratings apply to commercial paper:

F-1+. Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+" or "F-1".

 *Moody's Investors Service, Inc. rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

**Standard & Poor's Corporation rates all governmental bodies having $1,000,000 or more of debt outstanding unless adequate information is not available.

                                   APPENDIX C
--------------------------------------------------------------------------------

REDUCED SALES CHARGES


CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Diversified Income, High Yield and Municipal Bond Funds alone or in combination with Class A shares of certain other Security Funds.


For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Internal Revenue Code.


RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of Diversified Income, High Yield or Municipal Bond Fund, a Purchaser may combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of Diversified Income, High Yield, Municipal Bond, Growth and Income, Equity, Global, Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth, Technology or Ultra Fund in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT OF INTENTION -- A Purchaser of Diversified Income, High Yield or Municipal Bond Fund may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of those Funds, Equity, Global, Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth, Technology, Growth and Income or Ultra Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges. Any dividends paid by the Fund will be payable with respect to escrow shares. The Purchaser bears the risk that the escrow shares may decrease in value.


A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges.


REINSTATEMENT PRIVILEGE -- Stockholders who redeem their Class A shares of Diversified Income, High Yield or Municipal Bond Fund have a one-time privilege
(1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase shares of another of the Funds, Growth and Income, Equity, Global, Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth, Technology or Ultra Fund, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and the amount to be reinvested to the Fund within 30 days after the redemption request.


The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund.


PURCHASES AT NET ASSET VALUE -- Class A shares of Diversified Income, High Yield and Municipal Bond Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

Class A shares of Diversified Income, High Yield and Municipal Bond Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares of Diversified Income, High Yield and Municipal Bond Funds may also be purchased at net asset value when the purchase is made by retirement plans that (i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.

                         SECURITY CASH FUND APPLICATION

For IRA/KEOGH/Corporate Plans, complete this Application along with other plan documents.
MAIL APPLICATION TO: Security Cash Fund, P.O. Box 2548, Topeka, KS 66601
--------------------------------------------------------------------------------
INITIAL  INVESTMENT      [_] Enclosed is my check for $________  made payable to
(CHECK ONE BOX)              Security Cash Fund.
                         [_] On _______ I/we wired $_______ through ____________
MINIMUM                          Date                               Name of Bank
$100
                         _____________________for Fund account number __________
                          City        State

SUBSEQUENT               When investing by wire, call the Fund to  advise of the
INVESTMENTS              investment. The Fund  will supply a control  number for
OF $20 CAN BE            for initial investment and instructions for having your
MADE AT ANY              bank wire Federal funds.
TIME
                                    Attn:_______________________________________
                                    (Include investor's name and account number)
--------------------------------------------------------------------------------
DIVIDENDS                [_] Reinvest  automatically  all  daily  dividends  and
(CHECK ONE BOX)              other distributions.
                         [_] Cash payment of  all dividends each  month and send
                             proceeds to investor.
--------------------------------------------------------------------------------
CHECKING                 [_] Please send a supply of  checks permitting me/us to
ACCOUNT                      redeem shares in this  account  by  writing  checks
PRIVILEGE                    for  $100  or  more made  payable  to  any  person.
                             COMPLETE  SIGNATURE  CARD  ON REVERSE  SIDE.  Allow
                             three weeks for delivery of check supply.
--------------------------------------------------------------------------------
SPECIAL OPTIONS          [_] Telephone Exchange
(CHECK APPLICABLE        [_] Telephone Redemption
BOXES)
                             By checking the  applicable  boxes and signing this
                             Application,  Applicant  authorizes  the Investment
                             Manager  to honor  any  telephone  request  for the
                             exchange and/or  redemption of Fund shares (maximum
                             telephone  redemption  is $10,000),  subject to the
                             terms  of the  Fund's  prospectus.  The  Investment
                             Manager has  established  reasonable  procedures to
                             confirm that instructions communicated by telephone
                             are genuine and may be liable for any losses due to
                             fraudulent or unauthorized instructions if it fails
                             to  comply  with  its  procedures.  The  procedures
                             require  that any  person  requesting  a  telephone
                             redemption   or   exchange   provide   the  account
                             registration    and   number   and    owner's   tax
                             identification  number  and  such  request  must be
                             received on a recorded line.
                             ---------------------------------------------------

                         THE  AUTHORIZATION  ON  REVERSE  SIDE FOR  CORPORATION,
                         PARTNERSHIP,   TRUST,   ETC.,  MUST  BE  COMPLETED  AND
                         RETURNED WITH THIS FORM.

                         [_] Systematic  Withdrawal  Program  (Minimum   account
                             $5,000)

                             Beginning _______, 19___, you are hereby authorized and instructed to send a check for $_______________ (minimum $25) drawn on approximately [_] 11th day [_] 26th day of the month.
                             Draw payment [_] monthly  [_] quarterly
                             [_] semiannually   [_] annually
--------------------------------------------------------------------------------
                         [_] Individual ________________________________________
                         [_] Corporate  First           Middle             Last
                         [_] Non-Profit
                         [_] Profit-    ________________________________________
                             Sharing    First           Middle             Last
                                        ________________________________________
                                        Owner's  Taxpayer  Identification No. or
                                        Social Security No.

ACCOUNT                                 ________________________________________
REGISTRATION                            Name of Corporation, Trust, Partnership,
(PLEASE PRINT)                          etc.

                                        ________________________________________
                                        Street Address

                                        ________________________________________
                                        City            State              Zip

                                        Industry Type __________________________
                                                    (Farming, Mfg., Sales, etc.)

                                        Telephone Business (  ) ________________
                                        Home               (  ) ________________

                         If  address  is  outside  U.S.  please indicate if U.S.
                         Citizen   [_] Yes      [_] No
--------------------------------------------------------------------------------
                         TAXPAYER   IDENTIFICATION   CERTIFICATION:   Under  the
                         penalties  of perjury,  I (1)  certify  that the number
                         provided   on  this   form  is  my   correct   taxpayer
                         identification  number and (2),  *that I am not subject
                         to backup  withholding  either  because I have not been
                         notified that I am subject to backup  withholding  as a
TAX                      result  of  a  failure  to  report  all   interest   or
WITHHOLDING              dividends, or the Internal Revenue Service has notified
                         me that I am no longer subject to backup withholding.

                         * The owner must strike out the language certifying that they are not subject to backup withholding due to notified underreporting IF THE INTERNAL REVENUE SERVICE NOTIFIED THEM THAT THEY ARE SUBJECT TO BACKUP WITHHOLDING, and they have not received notice from the service advising that backup withholding has terminated.
--------------------------------------------------------------------------------
                         The Internal Revenue Service does not require your consent to any provision of this document other than the certifications to avoid backup withholding.

SIGNATURE(S)             _______________________________________________________
OF APPLICANTS
                         OWNER _________________________________________________

                         _______________________________________________________
INVESTMENT               CORPORATE OFFICER, TRUSTEE, ETC.
DEALER
                         DATE __________________________________________________

                         NAME OF FIRM __________________________________________

                         STREET ADDRESS ________________________________________

                         _______________________________________________________
                         CITY                    STATE                     ZIP

                         JOINT OWNER ___________________________________________

                         _______________________________________________________
                         TITLE
                         IN CASE OF JOINT OWNERSHIP, BOTH MUST SIGN. IF NO FORM OF OWNERSHIP IS DESIGNATED, THEN IT WILL BE ASSUMED THE OWNERSHIP IS "AS JOINT TENANTS, WITH RIGHT OF SURVIVORSHIP, AND NOT AS TENANTS IN COMMON."
                         _______________________________________________________
                         DEALER AUTHORIZED

                         _______________________________________________________
                         ACCOUNT REPRESENTATIVE
--------------------------------------------------------------------------------

Checking Account Privilege - If you have elected this option, the following card must be completed. This card is similar to one which must be signed when opening any checking account. All joint owners named in the account registration must sign this card. Names must be signed exactly as they appear in the account registration. All persons eligible to sign checks for corporate accounts, partnerships, trusts, etc. must sign this card.

The payment of funds on the conditions set forth below and on the reverse side is authorized by the signature(s) appearing on the signature card. Security Management Company, LLC, the Fund's Transfer Agent, is hereby appointed agent by the person(s) signing this card and will cause the Fund to redeem a sufficient number of shares from the account to cover checks presented for payment without requiring signature guarantees. The Fund and its agents will not be liable for any loss, expense or cost arising out of check redemptions or checks returned without payment. SHARES OUTSTANDING IN THE ACCOUNT FOR LESS THAN 15 DAYS WILL NOT BE LIQUIDATED TO PAY CHECKS PRESENTED UNLESS THE TRANSFER AGENT IS ASSURED THAT GOOD PAYMENT HAS BEEN COLLECTED THROUGH NORMAL BANKING CHANNELS. The Transfer Agent has the right not to honor checks that are for less than $100 or checks in an amount exceeding the value of the account at the time the check is presented for payment. This privilege is subject to the provisions of the current prospectus of the Fund as amended from time to time. This agreement may be modified or terminated at any time by the Fund or the Transfer Agent upon notification mailed to the shareholder's address of record.

SECURITY CASH FUND SIGNATURE CARD

        ________________________________________________________________________
        Account Number

Authorized Signatures:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

[_] Check here if two signatures are required on checks.
[_] Check here if only one signature required on checks.

In signing this card each signatory agrees to be subject to the customary rules and regulations governing checking accounts and to the conditions set forth on the reverse side. If the Checking Account Privilege is established after the opening of the account, or if any change is made in the above information, all signatures will have to be guaranteed.
--------------------------------------------------------------------------------
              RESOLUTION AUTHORIZING INDIVIDUALS TO MANAGE ACCOUNT

CORPORATE RESOLUTION

I, ______________________, duly elected and acting Secretary of ______________________, a corporation organized and existing under the laws of
______________________, certify that the following resolution is a true and correct copy of the resolution adopted by the Board of Directors at its regular meeting held on ______________________, which resolution is currently in full force and effect: RESOLVED, That the below named individual(s) of this corporation are hereby authorized to give notice, instructions, complete necessary forms, execute withdrawals, and to transact any other business necessary on this corporation's account invested in shares of Security Cash Fund. FURTHER RESOLVED, That this corporation assumes entire responsibility for, and agrees to indemnify and hold harmless Security Cash Fund and/or its agents against any and all claims, liabilities, damages, actions, charges and expense sustained by action of the below named individual(s).

______________________________        __________________________________________
(PRINT OR TYPE) NAME AND TITLE        SIGNATURE(S)
______________________________        __________________________________________
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, I hereunto set my hand and the seal of this corporation this _____________ day of __________________, 19_____.

(CORPORATE SEAL)                   SECRETARY____________________________________
--------------------------------------------------------------------------------
AUTHORIZATION FOR PARTNERSHIP, TRUST, OR RETIREMENT PLAN

We, the undersigned, being the principal partners or the trustees of the ______________________ (Partnership or Trust/Plan) hereby state that we are authorized to invest the assets of the partnership or trust/plan in Security Cash Fund. We also agree that ______________________ or ______________________
have individual authority to purchase, sell, assign, and transfer securities and to sign checks issuable by the partnership or the trust/plan redeeming shares of the Fund. We further state that this individual authority shall continue to be honored until revoked by written notice from either of us and is received by the Transfer Agent (Security Management Company, LLC). By signing this authorization, we agree that Security Cash Fund, Security Management Company, LLC, and Security Distributors, Inc., shall be indemnified and held harmless from any loss, damage, cost or claim that may arise from any authorized or unauthorized use of the assets or checks of the partnership or trust/plan in connection with the holdings of the Fund.

______________________________        __________________________________________
(PRINT OR TYPE) NAME AND TITLE        SIGNATURE(S)
--------------------------------------------------------------------------------
                                      SIGNATURE GUARANTEED BY

________________________________________________________________________________

FOR MORE INFORMATION
--------------------------------------------------------------------------------
BY TELEPHONE-- Call 1-800-888-2461.

BY MAIL-- Write to:
Security Management Company, LLC
700 SW Harrison
Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other information about the Funds can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION -- The Funds' Statement of Additional Information and the Funds' annual or semi-annual reports are available, without charge upon request by calling the Funds' toll-free telephone number 1-800-888-2461, extension 3127. Shareholder inquiries should be addressed to SMC, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling the Funds' toll-free telephone number listed above. The Funds' Statement of Additional Information is incorporated into this prospectus by reference.

Each Fund's Investment Company Act file number is listed below:

                  Security Income Fund.............. 811-2120
                  Security Municipal Bond Fund...... 811-3225
                  Security Cash Fund................ 811-3073

     SECURITY INCOME FUND

        o  DIVERSIFIED INCOME SERIES
           (formerly U.S. Government Series)

        o  HIGH YIELD SERIES

     SECURITY MUNICIPAL BOND FUND

     SECURITY CASH FUND

     Members of The Security Benefit Group of Companies
     700 SW Harrison, Topeka, Kansas 66636-0001
     (785) 431-3127
     (800) 888-2461


     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2000, as it may be supplemented from time to time. A Prospectus may be obtained by writing Security Distributors, Inc., 700 SW Harrison, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461, ext. 3127. The Fund's December
     31, 1999 Annual Report is incorporated herein by reference.

     STATEMENT  OF  ADDITIONAL  INFORMATION
     MAY  1,  2000
     RELATING TO THE PROSPECTUS DATED May 1, 2000, as it may be supplemented from time to time

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Security Management Company, LLC
700 SW Harrison Street
Topeka, Kansas 66636-0001

DISTRIBUTOR
Security Distributors, Inc.
700 SW Harrison Street
Topeka, Kansas 66636-0001

CUSTODIAN
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

INDEPENDENT AUDITORS

Ernst & Young LLP
One Kansas City Place
1200 Main Street
Kansas City Missouri, 64105-2143

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

GENERAL INFORMATION.........................................................   3
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS.............................   4
   Security Income Fund.....................................................   4
   Security Municipal Bond Fund.............................................   7
   Security Cash Fund.......................................................  11
INVESTMENT METHODS AND RISK FACTORS.........................................  13
   General Risk Factors.....................................................  13
   Repurchase Agreements, Reverse Repurchase Agreements
      and Roll Transactions.................................................  13
   Borrowing................................................................  14
   Lending of Portfolio Securities..........................................  14
   Guaranteed Investment Contracts ("GICs").................................  14
   Restricted Securities (Rule 144A Securities).............................  14
   Risks Associated With Lower-Rated Debt Securities (Junk Bonds)...........  15
   Convertible Securities and Warrants......................................  16
   Mortgage Backed Securities and Collateralized Mortgage Obligations.......  16
   Asset Backed Securities..................................................  17
   Real Estate Securities...................................................  17
   When Issued and Forward Commitment Securities............................  18
   Options and Futures Strategies...........................................  18
   Interest Rate Swaps......................................................  22
   Emerging Countries.......................................................  23
   Foreign Investment Restrictions..........................................  23
   Political and Economic Risks.............................................  23
   Religious and Ethnic Instability.........................................  23
   Non-Uniform Corporate Disclosure Standards and Governmental Regulation...  24
   Adverse Market Characteristics...........................................  24
   Non-U.S. Withholding Taxes...............................................  24
   Costs....................................................................  24
   Eastern Europe...........................................................  24
   American Depositary Receipts (ADRs)......................................  24
INVESTMENT POLICY LIMITATIONS...............................................  24
   Fundamental Policies.....................................................  25
   Operating Policies.......................................................  25
OFFICERS AND DIRECTORS......................................................  26
REMUNERATION OF DIRECTORS AND OTHERS........................................  27
PRINCIPAL HOLDERS OF SECURITIES.............................................  28
HOW TO PURCHASE SHARES......................................................  29
   Diversified Income, High Yield and Municipal Bond Funds..................  29
   Alternative Purchase Options.............................................  29
   Class A Shares...........................................................  29
   Security Income and Municipal Bond Funds' Class A Distribution Plans.....  30
   Class B Shares...........................................................  31
   Class B Distribution Plan................................................  31
   Class C Shares...........................................................  32
   Class C Distribution Plan................................................  32
   Calculation and Waiver of Contingent Deferred Sales Charges..............  32
   Arrangements With Broker/Dealers and Others..............................  33
   Cash Fund................................................................  33
PURCHASES AT NET ASSET VALUE................................................  34
ACCUMULATION PLAN...........................................................  34
SYSTEMATIC WITHDRAWAL PROGRAM...............................................  35
INVESTMENT MANAGEMENT.......................................................  35
   Portfolio Management.....................................................  37
   Code of Ethics...........................................................  38
DISTRIBUTOR.................................................................  38
ALLOCATION OF PORTFOLIO BROKERAGE...........................................  39
DETERMINATION OF NET ASSET VALUE............................................  40
HOW TO REDEEM SHARES........................................................  41
   Telephone Redemptions....................................................  42
HOW TO EXCHANGE SHARES......................................................  43
   Exchange by Telephone....................................................  44
DIVIDENDS AND TAXES.........................................................  44
   Options, Futures and Forward Contracts and Swap Agreements...............  47
   Market Discount..........................................................  48
   Original Issue Discount..................................................  48
   Constructive Sales.......................................................  48
   Foreign Taxation.........................................................  48
   Other Taxes..............................................................  48
ORGANIZATION................................................................  49
CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT.........................  49
INDEPENDENT AUDITORS........................................................  49
PERFORMANCE INFORMATION.....................................................  49
RETIREMENT PLANS............................................................  51
INDIVIDUAL RETIREMENT ACCOUNTS (IRAS).......................................  51
ROTH IRAS...................................................................  52
EDUCATION IRAS..............................................................  52
SIMPLE IRAS.................................................................  52
PENSION AND PROFIT-SHARING PLANS............................................  53
403(B) RETIREMENT PLANS.....................................................  53
SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)...................................  53
FINANCIAL STATEMENTS........................................................  53
TAX-EXEMPT VS. TAXABLE INCOME...............................................  53
APPENDIX A..................................................................  54
--------------------------------------------------------------------------------

GENERAL INFORMATION

Security Income Fund, Security Municipal Bond Fund and Security Cash Fund, which were organized as Kansas corporations on April 20, 1965, July 14, 1981 and March 21, 1980, respectively, are registered with the Securities and Exchange Commission as investment companies. The name of Security Municipal Bond Fund (formerly "Security Tax-Exempt Fund") was changed effective May 1, 1998 that of Diversified Income Series (formerly "U.S. Government Series") was changed effective February 4, 2000. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Funds. The Funds are diversified, open-end management investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value thereof. (See "How to Redeem Shares," page 46.)

Each of the Diversified Income Series ("Diversified Income Fund") and High Yield Series ("High Yield Fund") of Security Income Fund, Security Municipal Bond Fund ("Municipal Bond Fund"), and Security Cash Fund ("Cash Fund") (the "Funds") has its own investment objective and policies which are described below. While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without stockholder approval. These limitations are set forth below under "Investment Policy Limitations," page 27. An investment in one of the Funds does not constitute a complete investment program.


The value of the shares of each Fund fluctuates with the value of the portfolio securities. Each Fund may realize losses or gains when it sells portfolio securities and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes," page 49.)


The shares of Diversified Income Fund and High Yield Fund are sold to the public at net asset value, plus a sales commission which is divided between the principal distributor and dealers who sell the shares ("Class A shares"), or at net asset value with a contingent deferred sales charge ("Class B shares" or "Class C shares"). The shares of Municipal Bond Fund are sold to the public at net asset value, plus a sales commission which is divided between the principal distributor and dealers who sell the shares ("Class A shares"), or at net asset value with a contingent deferred sales charge ("Class B shares"). The shares of Cash Fund are sold to the public at net asset value. There is no sales charge or load when purchasing shares of Cash Fund. (See "How to Purchase Shares," page 32.)

The Funds receive investment advisory, administrative, accounting, and transfer agency services from Security Management Company, LLC (the "Investment Manager") for a fee. The Investment Manager has agreed that the aggregate annual expenses (including the management compensation but excluding brokerage commissions, interest, taxes, extraordinary expenses and Class B distribution fees) shall not for Diversified Income and High Yield Funds exceed any expense limitation imposed by any state and shall not for Cash Fund exceed 1% of the average net assets of the Fund for the year. The Investment Manager has also agreed that the aggregate annual expenses (including the management compensation but excluding interest, taxes, extraordinary expenses and Class A and Class B distribution fees) shall not for Municipal Bond Fund exceed 1% of the average net assets of the Fund for the year. (See page 39 for a discussion of the Investment Manager and the Investment Advisory Contract.)


Each Fund will pay all of its expenses not assumed by the Investment Manager or Security Distributors, Inc. (the "Distributor") including organization expenses; directors' fees; fees of custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to stockholders; costs of stockholder and other meetings; and legal, auditing and accounting expenses. Each Fund will also pay for the preparation and distribution of the prospectus to its stockholders and all expenses in connection with its registration under the Investment Company Act of 1940 and the registration of its capital stock under federal and state securities laws. Each Fund will pay nonrecurring expenses as may arise, including litigation expenses affecting it.


Under Distribution Plans adopted with respect to the Class A shares of Diversified Income, High Yield and Municipal Bond Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), these Funds are authorized to pay to the Distributor, an annual fee of .25% of the average daily net assets of the Class A shares of the Diversified Income, High Yield and Municipal Bond Funds to finance various distribution-related activities. (See "Security Income and Municipal Bond Funds' Class A Distribution Plans," page 33.)

Under Distribution Plans adopted with respect to the Class B shares of Diversified Income, High Yield and Municipal Bond Funds pursuant to Rule 12b-1 under the 1940 Act, each Fund is authorized to pay to the Distributor, an annual fee of 1.00% of the average daily net assets of the Class B shares of the respective Funds to finance various distribution-related activities.


Under a Distribution Plan adopted with respect to the Class C shares of Diversified Income and High Yield Funds pursuant to Rule 12b-1 under the 1940 Act, each Fund is authorized to pay to the Distributor, an annual fee of 1.00% of the average daily net assets of the Class C shares of the respective Funds to finance various distribution-related activities. (See "Class B Distribution Plan," page 35, "Class C Distribution Plan, page 35.)

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

SECURITY INCOME FUND -- Security Income Fund ("Income Fund") offers its shares in multiple Series, each of which represents a different investment objective and which has its own identified assets and net asset values. The investment objectives of the Diversified Income and High Yield Series of Income Fund are each described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objectives will be achieved. Some of the risks are described below.


Short-term obligations may be purchased in any amount as the Investment Manager deems appropriate for defensive or liquidity purposes. Each Fund's portfolio may include a significant amount of debt securities that sell at discounts from their face amount as a result of current market conditions. For example, debt securities with fixed-rate coupons are generally sold at a discount from their face amount during periods of rising interest rates.


Income Fund makes no representation that the stated investment objective of any Series will be achieved. Although there is no present intention to do so, the investment objective of any Series of the Fund may be altered by the Board of Directors without the approval of stockholders of the Series.

DIVERSIFIED INCOME FUND. The investment objective of the Diversified Income Fund is to provide a high level of interest income with security of principal. In pursuing its investment objective, the Fund will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations;
(ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); (vii) investment grade mortgage-backed securities ("MBSs"); (viii) investment grade asset-backed securities; (ix) zero coupon securities; and (x) interest rate and total return swap agreements. High yield debt securities, Yankee CDs, MBSs, asset-backed securities and swap agreements are described in further detail under "Investment Methods and Risk Factors." It is anticipated that the Fund will maintain a dollar weighted average duration of 4 to 10 years.

Diversified Income Fund may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, enhance income, or as a substitute for purchasing or selling securities.


Diversified Income Fund will invest primarily in debt securities rated Baa or higher by Moody's or BBB or higher by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by S&P. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. See Appendix A to the Prospectus for a description of corporate bond ratings.


The Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"); however, the Fund will never hold more than 25% of its net assets in junk bonds, which includes securities rated Ba or lower by Moody's or BB or lower by S&P. Such bonds are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are in default at the time of purchase. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because the Fund may invest in lower rated or unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be true if investing in higher rated securities.


The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. currency.

The Fund may invest in Yankee CDs which are Certificates of Deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Fund may also invest up to 25% of its net assets in debt securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, including Canadian securities, will not exceed 25% of the Fund's net assets. Investment in securities of foreign issuers presents certain risks, including future political and economic developments and the possible imposition of foreign governmental laws and restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

The Fund may invest in U.S. Government securities. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. The Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.

Diversified Income Fund may invest not more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws. The Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), subject to the Fund's policy that not more than 15% of its total assets may be invested in illiquid securities. See "Investment Methods and Risk Factors" for a discussion of Rule 144A Securities.

The Fund may invest without limit in MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest up to 10% of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs.

The Fund may also invest without limit in investment grade "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest.

The Fund may enter into interest rate and total return swap agreements.

Diversified Income Fund may purchase securities on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. Securities purchased on a when issued basis are subject to market fluctuations and no interest or dividends accrue to the Fund prior to the settlement date. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to commitments for such when issued securities.

Diversified Income Fund may invest in repurchase agreements on an overnight basis. See the discussion of repurchase agreements under "Investment Methods and Risk Factors." The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

From time to time, Diversified Income Fund may invest part or all of its assets in commercial notes or money market instruments.

HIGH YIELD FUND. The investment objective of High Yield Fund is to seek high current income. Capital appreciation is a secondary objective. Under normal circumstances, the Fund will seek its investment objective by investing primarily in a broad range of income producing securities, including (i) higher yielding, higher risk, debt securities (commonly referred to as "junk bonds");
(ii) preferred stock; (iii) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (iv) mortgage-backed securities ("MBSs"); (v) asset-backed securities; (vi) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (vii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; (viii) real estate investment trusts; and (ix) zero coupon securities. The Fund may also invest up to 35% of its assets in common stock (which may include ADRs), warrants and rights. Under normal circumstances, at least 65% of the Fund's total assets will be invested in high-yielding, high risk debt securities.

High Yield Fund may invest up to 100% of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. For a description of debt ratings and a discussion of the risks associated with investing in junk bonds, see "Investment Methods and Risk Factors." Included in the debt securities which the Fund may purchase are convertible bonds, or bonds with warrants attached. A "convertible bond" is a bond, debenture, or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon the holder the right to purchase an amount of securities at a particular time and price. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

High Yield Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars. The Fund may also invest in debt securities issued by foreign governments (including Brady Bonds), their agencies and instrumentalities and foreign corporations (including those in emerging markets), provided such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, excluding Canadian securities, will not exceed 25% of the Fund's net assets. See "Investment Method and Risk Factors" for a discussion of the risks associated with investing in foreign securities and emerging markets.


High Yield Fund may invest up to 25% of its total assets in MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. This is due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."


The Fund may also invest up to 15% of its total assets in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

The Fund may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. High Yield Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.

High Yield Fund may invest not more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws. The Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), subject to the Fund's policy that not more than 15% of its total assets may be invested in illiquid securities. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

The Fund may purchase securities on "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. The Fund may also purchase or sell securities on a "forward commitment" basis and may enter into "repurchase agreements", "reverse repurchase agreements" and "roll transactions." The Fund may lend securities to broker-dealers, other institutions or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3% of the Fund's total assets. In addition, the Fund may purchase loans, loan participations and other types of direct indebtedness.

High Yield Fund may invest in real estate investment trusts ("REITs") and other real estate industry investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."

High Yield Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Fund will not use futures contracts for leveraging purposes. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net asset value. The Fund may purchase call and put options and write such options on a "covered" basis. The Fund may also enter into interest rate and index swaps and purchase or sell related caps, floors and collars. The aggregate market value of the Fund's portfolio securities covering call or put options will not exceed 25% of the Fund's net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with these types of investments.

As an operating policy, the Fund will not purchase securities on margin. The Fund may, however, obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. In addition, the Fund may enter into certain derivative transactions, consistent with its investment program, which require the deposit of "margin" or a premium to initiate such a transaction. As an operating policy, the Fund will not loan its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors. The Fund may, however, lend portfolio securities as described in the Prospectus and this statement of additional information. In addition, the Fund does not interpret this restriction as prohibiting investment in loan participations and assignments as described in the Prospectus. As an operating policy, the Fund will not engage in short sales.

The Fund's investment in warrants, valued at the lower of cost or market, will not exceed 5% of the Fund's net assets. Included within this amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

From time to time, High Yield Fund may invest part or all of its assets in U.S. Government securities, commercial notes or money market instruments. It is anticipated that the dollar weighted average maturity of the Fund will range from 5 to 15 years under normal circumstances.

SECURITY MUNICIPAL BOND FUND -- The investment objective of Municipal Bond Fund is to obtain as high a level of interest income exempt from regular federal income taxes as is consistent with preservation of stockholders' capital. Municipal Bond Fund attempts to achieve its objective by investing primarily in debt securities, the interest on which is exempt from regular federal income taxes under the Internal Revenue Code. The Fund may invest in securities which generate income that is subject to the federal alternative minimum tax. There is no assurance that Municipal Bond Fund's objective will be achieved.

The tax-exempt securities in which Municipal Bond Fund invests include debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities, including multi-state agencies or authorities. These securities are referred to as "municipal securities" and are described in more detail below.

Municipal Bond Fund's investments in municipal securities are limited to securities of "investment grade" quality, that is securities rated within the four highest rating categories of Moody's (Aaa, Aa, A, Baa), S&P (AAA, AA, A,
BBB) or Fitch (AAA, AA, A, BBB), except that the Fund may purchase unrated municipal securities (i) where the securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government or are short-term municipal securities (those having a maturity of less than one year) of issuers having outstanding at the time of purchase an issue of municipal bonds having one of the four highest ratings, or (ii) where, in the opinion of the Sub-Adviser, Salomon Brothers Asset Management Inc, the unrated municipal securities are comparable in quality to those within the four highest ratings. However, Municipal Bond Fund will not purchase an unrated municipal security (other than a security described in (i) above) if, after such purchase, more than 20% of the Fund's total assets would be invested in such unrated municipal securities.

With respect to rated securities, there is no percentage limitation on the amount of Municipal Bond Fund's assets which may be invested in securities within any particular rating classification. A description of the ratings is contained in Appendix B to the Prospectus. Baa securities are considered "medium grade" obligations by Moody's, and BBB is the lowest classification which is still considered an "investment grade" rating by S&P and Fitch. Baa securities are described by Moody's as obligations on which "interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time." According to Moody's, "such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." According to Fitch, "adverse changes in economic conditions and circumstances are more likely to have adverse impact on these bonds, and therefore impair timely payment." The ratings of Moody's, S&P and Fitch represent their respective opinions of the quality of the securities they undertake to rate and such ratings are general and are not absolute standards of quality.

Although Municipal Bond Fund invests primarily in municipal bonds with maturities greater than one year, it also will invest for various purposes in short-term (maturity equal to or less than one year) securities which, to the extent practicable, will be short-term municipal securities. (See "Municipal Securities," below.) Short-term investments may be made, pending investment of funds in municipal bonds, in order to maintain liquidity to meet redemption requests, or to maintain a temporary "defensive" investment position when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary "defensive" position, investments in short-term municipal securities will represent less than 20% of the Fund's total assets.

From time to time, on a temporary basis, Municipal Bond Fund may invest in fixed-income obligations on which the interest is subject to federal income tax. Except when the Fund is in a temporary "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20% of its total assets would be invested in taxable securities. This limitation is a fundamental policy of Municipal Bond Fund, and may not be changed without a majority vote of the Fund's outstanding securities. Temporary taxable investments of the Fund may consist of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch, corporate obligations rated AAA or AA by S&P and Fitch or Aaa or Aa by Moody's, certificates of deposit or bankers' acceptances of domestic banks or thrifts with at least $2 billion in assets, or repurchase agreements with such banks or with broker/dealers. Municipal Bond Fund may invest its assets in bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Repurchase agreements may be entered into with respect to any securities eligible for investment by the Fund, including municipal securities. The Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.

Municipal Bond Fund may invest in repurchase agreements which are agreements by which a purchaser (e.g., Municipal Bond Fund) acquires a security and simultaneously commits to resell that security to the seller (a bank or broker/dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. Income earned by the Fund on repurchase agreements is not exempt from federal income tax even if the transaction involves municipal securities. Municipal Bond Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are illiquid or not readily marketable, would exceed 10% of the total assets of the Fund. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

Municipal Bond Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

Municipal Bond Fund may purchase or sell futures contracts on (a) debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds and Treasury Notes and (b) municipal bond indices. Currently at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Fund reserves to right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. It is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. For further information regarding futures contracts, see "Investment Methods and Risk Factors."

See Appendix B to the Prospectus for a further description of Moody's, S&P and Fitch ratings relating to municipal securities. As noted earlier, when Municipal Bond Fund is in a temporary "defensive" position, there is no limit on its investments in short-term municipal securities and taxable securities.

MUNICIPAL SECURITIES.

MUNICIPAL BONDS. Municipal bonds are debt obligations which generally have a maturity at the time of issue in excess of one year. They are issued to obtain funds for various public purposes, including construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and other private activity bonds are issued by or on behalf of public authorities to obtain funds to provide for privately-operated housing facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal.

The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax. Municipal Bond Fund will not invest more than 5% of its net assets in securities where the principal and interest are the responsibility of a private corporation or other entity which has, including predecessors, less than three years' operational history.

There are, depending on numerous factors, variations in the risks involved in holding municipal securities, both within a particular rating classification and between classifications. The market values of outstanding municipal bonds will vary as a result of the rating of the issue and changing evaluations of the ability of the issuer to meet interest and principal payments. Such market values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in Municipal Bond Fund's portfolio, would decline; should such interest rates decline, the values of outstanding bonds would increase.

As a result of litigation or other factors, the power or ability of issuers of municipal securities to pay principal and/or interest might be adversely affected. Municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations or upon the power of municipalities to levy taxes.

Municipal Bond Fund may invest without percentage limitations in issues of municipal securities which have similar characteristics, such as the location of their issuers in the same geographic region or the derivation of interest payments from revenues on similar projects (for example, electric utility systems, hospitals, or housing finance agencies). Thus, Municipal Bond Fund may invest more than 25% of its total assets in securities issued in a single state. However, it may not invest more than 25% of its total assets in one industry. (See "Investment Policy Limitations," page 27.) Consequently, the Fund's portfolio of municipal securities may be more susceptible to the risks of adverse economic, political, or regulatory developments than would be the case with a portfolio of securities required to be more diversified as to geographic region and/or source of revenue.

Interest on certain types of private activity bonds (for example, obligations to finance certain exempt facilities which may be leased to or used by persons other than the issuer) will not be exempt from federal income tax when received by "substantial users" or persons related to "substantial users" as defined in the Internal Revenue Code. The term "substantial user" generally includes any "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds. Municipal Bond Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities which are substantial users of facilities financed by those bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless the person or his immediate family (spouse, brothers, sisters and lineal descendants) directly or indirectly owns in the aggregate more than 50% in value of the equity of the substantial user.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on future issues of municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by Municipal Bond Fund and the value of the Fund's portfolio would be affected. In that event, the Directors would reevaluate the Fund's investment objective and policies.

WHEN-ISSUED PURCHASES. From time to time, in the ordinary course of business, Municipal Bond Fund may purchase municipal securities on a when-issued or delayed delivery basis--i.e., delivery and payment can take place a month or more after the date of the transactions. Securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase a municipal security on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of the security in determining its net asset value. Municipal Bond Fund will also establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities. Municipal Bond Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal securities on a when-issued or delayed delivery basis. Upon the settlement date of the when-issued securities, the Fund ordinarily will meet its obligation to purchase the securities from available cash flow, use of the cash (or liquidation of securities) held in the segregated account or sale of other securities. Although it would not normally expect to do so, the Fund also may meet its obligation from the sale of the when-issued securities themselves (which may have a current market value greater or less than the Fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of net capital gains, which are not exempt from federal income tax.

PUTS OR STAND-BY COMMITMENTS. Municipal Bond Fund may purchase, from banks or broker/dealers, municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment" on the part of the seller. The price which the Fund pays for the municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. Municipal Bond Fund uses puts for liquidity purposes in order to permit it to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the Fund's ability to dispose of (or retain) the municipal security.

In order to ensure that the interest on municipal securities subject to puts is tax-exempt to the Fund, it will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service (IRS). The IRS has issued a ruling (Rev. Rul. 82-144) in which it determined that a regulated investment company was the owner, for tax purposes, of municipal securities subject to puts (with the result that interest on those securities would not lose its tax-exempt status when paid to the company). The IRS position in Rev. Rul. 82-144 relates to a particular factual situation, in which (i) the price paid for the puts was in addition to the price of the municipal securities subject to the puts, (ii) the puts established the price at which the seller must repurchase the securities, (iii) the puts were nonassignable and terminated upon disposal of the underlying securities by the Fund, (iv) the puts were for periods substantially less than the terms of the underlying securities, (v) the puts did not include call arrangements or restrict the disposal of the underlying securities by the Fund and gave the seller no rights in the underlying securities, and (vi) the securities were acquired by the Fund for its own account and not as security for a loan from the seller.

Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Amounts paid by Municipal Bond Fund for a put will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore will reduce any potential gains on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by the Fund.

SHORT-TERM MUNICIPAL SECURITIES. Although Municipal Bond Fund's portfolio generally will consist primarily of municipal bonds, for liquidity purposes, and from time to time for defensive purposes, a portion of its assets may be invested in short-term municipal securities (i.e., those with less than one year remaining to maturity).

Short-term municipal securities consist of short-term municipal notes and short-term municipal loans and obligations, including municipal paper, master demand notes and variable-rate demand notes. Short-term municipal notes include tax anticipation notes (notes issued in anticipation of the receipt of tax funds), bond anticipation notes (notes issued in anticipation of receipt of the proceeds of bond placements), revenue anticipation notes (notes issued in anticipation of the receipt of revenues other than taxes or bond placements), and project notes (obligations of municipal housing agencies on which the payment of principal and interest ordinarily is backed by the full faith and credit of the U.S. government). Municipal paper typically consists of the very short-term unsecured negotiable promissory notes of municipal issuers.

The Fund may invest in tax-exempt master demand notes. A municipal master demand note is an arrangement under which the Fund participates in a note agreement between a bank acting on behalf of its clients and a municipal borrower, whereby amounts maintained by the Fund in an account with the bank are provided to the municipal borrower and payments of interest and principal on the note are credited to the Fund's account. Interest rates on master demand notes typically are tied to market interest rates, and therefore may fluctuate daily. The amounts borrowed under these notes may be repaid at any time by the borrower without penalty, and must be repaid upon the demand of Municipal Bond Fund.

Municipal Bond Fund may also invest in variable-rate demand notes. Variable-rate demand notes are tax-exempt obligations which are payable by the municipal issuer at par value plus accrued interest on demand by the Fund (generally with three to ten days' notice). If no demand is made, the note will mature on a specified date from one to thirty years from its issuance. Payment on the note may be backed by a stand-by letter of credit. The yield on a variable rate demand note is adjusted automatically to reflect a particular market rate (which may not be the same market rate as that applicable to a master demand note). Variable-rate demand notes typically are callable by the issuer prior to maturity.

Where short-term municipal securities are rated, the Municipal Bond Fund will limit its investments to "high quality" short-term securities. For short-term municipal notes this includes ratings of SP-2 or better by S&P, MIG 2 or better (or VMIG-2 or better, in the case of variable rate demand notes) by Moody's or F-2 or better by Fitch; for municipal paper this includes A-2 or better by S&P, Prime-2 or better by Moody's or F-2 or better by Fitch. Unrated short-term municipal securities will be included within the Fund's overall limitation on investments in unrated municipal securities. This limitation provides that not more than 20% of Municipal Bond Fund's total assets may be invested in unrated municipal securities, exclusive of unrated securities which are guaranteed as to principal and interest by the full faith and credit of the U.S. government or are issued by an issuer having outstanding an issue of municipal bonds within one of the four highest ratings classifications.

Municipal Bond Fund also may engage to a limited extent in portfolio trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of a particular issue or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of municipal securities.

SECURITY CASH FUND -- The investment objective of Cash Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. No assurances can be given that Cash Fund will achieve its objective. The Fund will attempt to achieve its objective by investing at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of highest quality money market instruments. Cash Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market instruments that are in the second-highest rating category for short-term debt obligations. Money market instruments in which Cash Fund may invest consist of the following:

U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration and Government National Mortgage Association) or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks) and instruments fully collateralized with such obligations.

BANK OBLIGATIONS. Obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and instruments fully collateralized with such obligations.

CORPORATE OBLIGATIONS. Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's, or A-1 or A-2 by S&P, or other corporate debt instruments rated Aaa or Aa or better by Moody's or AAA or AA or better by S&P, subject to the limitations on investment in instruments in the second-highest rating category, discussed below.

Cash Fund may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses.

Cash Fund may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Investment Manager will determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A security will be considered to be highest quality (1) if rated in the highest rating category, (e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSRO's") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security and that are rated in the highest rating category by (i) any two NRSRO's or, (ii) if rated by only one NRSRO, by that NRSRO; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Investment Manager. With respect to 5% of its total assets, measured at the time of investment, Cash Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. See Appendix A to the Prospectus for a description of the principal types of securities and instruments in which the Fund will invest as well as a description of the above mentioned ratings.

Cash Fund may not invest more than 5% of its total assets, measured at the time of investment, in the securities of any one issuer that are of the highest quality or more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that these limitations shall not apply to U.S. Government securities. The Fund may exceed the 5% limitation for up to three business days after the purchase of the securities of any one issuer that are of the highest quality, provided that the Fund does not have outstanding at any time more than one such investment. In the event that an instrument acquired by Cash Fund is downgraded, the Investment Manager, under procedures approved by the Board of Directors, shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument, or Investment Manager may forego the reassessment of credit risk if the security is disposed of or matures within five business days of downgrade and the Board is subsequently notified of the Investment Manager's actions. In the event that an instrument acquired by Cash Fund ceases to be of the quality that is eligible for the Fund, the Fund shall promptly dispose of the instrument in an orderly manner unless the Board of Directors determines that this would not be in the best interests of the Fund.

Cash Fund may acquire one or more of the above types of securities subject to repurchase agreements. A repurchase transaction involves a purchase by the Fund of a security from a selling financial institution, such as a bank, savings and loan association or broker/dealer, which agrees to repurchase such security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. Not more than 10% of Cash Fund's total assets will be invested in illiquid assets, which include repurchase agreements with maturities of more than seven days. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

Cash Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

Cash Fund may also invest in guaranteed investment contracts ("GICs") issued by insurance companies, subject to the Fund's policy that not more than 10% of the Fund's total assets will be invested in illiquid assets. See the discussion of GICs under "Investment Methods and Risk Factors."

RULE 144A SECURITIES. Certain of the securities acquired by Cash Fund may be restricted as to disposition under federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). Rule 144A provides a nonexclusive safe harbor exemption from the registration requirements of the Securities Act for the resale of certain securities to certain qualified buyers. One of the primary purposes of the Rule is to create some resale liquidity for certain securities that would otherwise be treated as illiquid investments. In accordance with Cash Fund's policies, the Fund is not permitted to invest more than 10% of its total net assets in illiquid securities. See the discussion of Rule 144A Securities under "Investment Methods and Risk Factors."

VARIABLE RATE INSTRUMENTS. Cash Fund may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on a Variable Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. Cash Fund does not purchase certain Variable Rate Instruments that have a preset cap above which the rate of interest may not rise. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Cash Fund determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the Investment Company Act of 1940 which allows the Fund generally to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

While Cash Fund does not intend to engage in short-term trading, portfolio securities may be sold without regard to the length of time that they have been held. A portfolio security could be sold prior to maturity to take advantage of new investment opportunities or yield differentials, or to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer, or for other reasons. While Cash Fund is expected to have a high portfolio turnover due to the short maturities of its portfolio securities, this should not affect the Fund's income or net asset value since brokerage commissions are not normally paid in connection with the purchase or sale of money market instruments.

Cash Fund will invest in money market instruments of varying maturities (but no longer than 13 months) in an effort to earn as high a level of current income as is consistent with preservation of capital and liquidity. The Fund intends to maintain a weighted average maturity in its portfolio of not more than 90 days. In addition to general market risks, Fund investments in nongovernment obligations are subject to the ability of the issuer to satisfy its obligations.

Cash Fund also intends to maintain a net asset value per share of $1.00, although there can be no assurance it will be able to do so. It is the Fund's policy to declare dividends on a daily basis of an amount equal to the net income plus or minus any realized capital gains or losses. (See "Dividends and Taxes," page 49.)

INVESTMENT METHODS AND RISK FACTORS

Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the sections of the Prospectus entitled "Funds' Principal Investment Strategies," "Main Risks" and "Investment Policies and Management Practices." The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

GENERAL RISK FACTORS -- Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed income securities held by the Funds generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Funds are subject to greater interest rate risk. There is no assurance that any Fund will achieve its investment objective.

REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS -- Each of the Funds may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Accordingly, the Funds will enter into repurchase agreements only with (a) brokers having total capitalization of at least $40 million and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks having at least $1 billion in assets and a net worth of at least $100 million as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5 million, whichever is greater.

The High Yield Fund may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

The High Yield Fund also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

BORROWING -- Each of the Funds may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests.

From time to time, it may be advantageous for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Funds may borrow from banks and High Yield Fund may borrow through reverse repurchase agreements and "roll" transactions, in connection with meeting requests for the redemption of Fund shares. As an operating policy, each Fund may borrow up to 10% of total Fund assets. In addition to this operating policy, Cash Fund may not purchase securities while borrowings equal to 5% of its total assets are outstanding. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e. using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. It is not expected that Cash Fund would purchase securities while it had borrowings outstanding.

LENDING OF PORTFOLIO SECURITIES -- For the purpose of generating income, certain of the Funds may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being loaned, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

GUARANTEED INVESTMENT CONTRACTS ("GICS") -- Certain of the Funds may invest in GICs. When investing in GICs, the Fund makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Cash Fund may invest only in GICs that have received the requisite ratings by one or more NRSROs. Because a Fund may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs generally will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

RESTRICTED SECURITIES (RULE 144A SECURITIES) --The Funds may invest in restricted securities which are securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A Securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Certain of the Funds also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A. The Funds may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, a Fund might obtain a less favorable price than prevailing when it decided to sell.

RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS) -- Certain of the Funds may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Fund.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The High Yield Fund may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by a Fund will adversely impact net asset value of the Fund. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt would not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

The Investment Manager will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Funds and consider their ability to assume the investment risks involved before making an investment in the Funds.

CONVERTIBLE SECURITIES AND WARRANTS -- Certain of the Funds may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS -- Certain of the Funds may invest in mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Certain of the Funds may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only"
(IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

CMOs may be issued in a variety of classes and the Funds may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (PACs), Scheduled Classes (SCHs), Sequential Pay Classes (SEQs), Support Classes (SUPs), Target Amortization Classes (TACs) and Accrual Classes (Z Classes). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs' lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Fund may invest in CMOs which are subject to greater risk of prepayment as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

ASSET-BACKED SECURITIES -- Certain of the Funds may also invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

REAL ESTATE SECURITIES -- High Yield Fund may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and therefore, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code"). Certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Certain of the Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

OPTIONS AND FUTURES STRATEGIES--

WRITING COVERED CALL OPTIONS. Certain of the Funds may write (sell) covered call options. Covered call options generally will be written on securities and currencies which, in the opinion of the Investment Manager are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments.


A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. Writing covered call options is less risky than writing uncovered or "naked" options, which the Funds will not do.


Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with that Fund's investment objectives. When writing a covered call option, the Fund in return for the premium gives up the opportunity for profit from a price increase in the underlying security above the exercise price, and retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since the option may be exercised at any time prior to the option's expiration. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security.

The premium which a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. In determining whether a particular call option should be written on a particular security, the Investment Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time which the net asset value per share of the Fund is computed at the close of regular trading on the NYSE (currently, 3:00 p.m. Central time, unless weather, equipment failure or other factors contribute to an earlier closing time), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security.

The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Fund normally will have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with the exercise of an option, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

PURCHASING CALL OPTIONS. Certain Funds may purchase call options. As the holder of a call option, the Fund would have the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security in this manner may be less than the cost of acquiring the security directly. This technique also may be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund also may purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.

WRITING COVERED PUT OPTIONS. Certain of the Funds may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would write put options only on a covered basis, which means that the Fund would either (i) set aside cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding (the rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price), (ii) sell short the security underlying the put option at the same or higher price than the exercise price of the put option, or (iii) purchase a put option, if the exercise price of the purchased put option is the same or higher than the exercise price of the put option sold by the Fund. The Fund generally would write covered put options in circumstances where the Investment Manager wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received.

PURCHASING PUT OPTIONS. Certain of the Funds may purchase put options. As the holder of a put option, the Fund would have the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security ("protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the Investment Manager deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security eventually is sold.

Certain Funds also may purchase put options at a time when the Fund does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction cost, unless the put option is sold in a closing sale transaction.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (at the close of regular trading on the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

INTEREST RATE FUTURES CONTRACTS. Certain Funds may enter into interest rate futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and purchases of Futures as an offset against the effect of expected declines in interest rates.

The Funds will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

The Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them. Debtors and other obligors also may hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates.

The Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund, in a segregated account with the Fund's broker, in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract. Futures Contracts customarily are purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). If the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, however, the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. The Municipal Bond Fund may enter into municipal bond index futures contracts. A municipal bond index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities.

RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because  of the low  margin  deposits  required,  Futures  trading  involves  an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss of 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Fund presumably would have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund sets aside and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less margin deposit.

In the case of a Futures contract sale, the Fund either will set aside amounts, as in the case of a Futures Contract purchase, own the security underlying the contract or hold a call option permitting the Fund to purchase the same Futures Contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Fund's assets to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

To reduce or eliminate the leverage then employed by the Fund, or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

INTEREST RATE SWAPS -- The Diversified Income Fund and the High Yield Fund may enter into interest rate, total return and index swaps. The High Yield Fund may also enter into the purchase or sale of related caps, floors and collars. A Fund usually will enter into interest rate swaps on a net basis if the contract so provides, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes, the Funds and the Investment Manager believe that they do not constitute senior securities under the 1940 Act if appropriately covered and, thus, will not treat them as being subject to a Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's or S&P or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Investment Manager. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

EMERGING COUNTRIES -- Certain of the Funds may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

FOREIGN INVESTMENT RESTRICTIONS -- Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

POLITICAL AND ECONOMIC RISKS -- Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

An investment in a Fund which invests in non-U.S. companies is subject to the political and economic risks associated with investments in foreign markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by a Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

RELIGIOUS AND ETHNIC INSTABILITY -- Certain countries in which a Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION -- Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by a Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS -- Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager will consider such difficulties when determining the allocation of the Fund's assets.

NON-U.S. WITHHOLDING TAXES -- A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

COSTS -- Investors should understand that the expense ratio of the Funds that invest in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Funds are higher.

EASTERN EUROPE -- Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest.

AMERICAN DEPOSITARY RECEIPTS (ADRS) -- The High Yield Fund may invest in ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Restrictions," above.

INVESTMENT POLICY LIMITATIONS

Each of the Funds operate within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (i) 67% or more of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors without shareholder approval. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's Prospectus or Statement of Additional Information will not include cash collateral held in connection with a Fund's securities lending activities.

FUNDAMENTAL POLICIES -- The fundamental policies of the Funds are:

 1. PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. Not to invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities); provided, that this limitation applies only with respect to 75% of a Fund's total assets.

 2. PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUER. Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any one issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 3. UNDERWRITING. Not to act as underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

 4. INDUSTRY CONCENTRATION. Not to invest in an amount equal to, or in excess of, 25% or more of the Fund's total assets in a particular industry (other than securities of the U.S. Government, its agencies or instrumentalities).

 5. REAL ESTATE. Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

 6. COMMODITIES. Not to purchase or sell physical commodities, except that a Fund may enter into futures contracts and options thereon.

 7. LOANS. Not to lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties, except
    (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective and policies, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

 8. BORROWING. Not to borrow in excess of 33 1/3% of the Fund's total assets.

 9. SENIOR SECURITIES. Not to issue senior securities, except as permitted under the Investment Company Act of 1940.

MUNICIPAL BOND FUND. The following fundamental policy applies only to Municipal Bond Fund:

10. TAX-EXEMPT SECURITIES. Not to invest less than 80% of its assets in securities which are exempt from regular federal income tax but which may be subject to alternative minimum tax, except for temporary defensive purposes.

   >
The Diversified Income and High Yield Funds interpret Fundamental Policy (5) to prohibit the purchase of real estate limited partnerships.


For purposes of Fundamental Policies (2) and (4) above, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Further, in the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor.

For Cash Fund, Fundamental Policy (4) does not apply to investment in bank obligations.

OPERATING POLICIES -- The operating policies of the Funds are:

 1. LOANS. The Funds may not lend assets other than securities to other parties. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

 2. BORROWING. The Funds may not borrow money or securities for any purposes except that borrowing up to 10% of the Fund's total assets from commercial banks is permitted for emergency or temporary purposes. Cash Fund may not purchase securities while borrowings equal to 5% or more of its total assets are outstanding.

 3. OPTIONS. The Funds, other than Cash Fund, may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. The Funds may write only covered put and call options. Cash Fund will not invest in puts, calls, or any combination thereof.

 4. OIL AND GAS PROGRAMS. The Funds may not invest in oil, gas, mineral leases or other mineral exploration or development programs.

 5. INVESTMENT COMPANIES. Except in connection with a merger, consolidation, acquisition, or reorganization, the Funds may not invest in securities of other investment companies, except in compliance with the Investment Company Act of 1940.


DIVERSIFIED INCOME, HIGH YIELD AND CASH FUNDS. The following operating policies apply only to the foregoing Funds:


 6. OPERATING HISTORY. The Funds may not invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities; provided that this operating policy does not apply to High Yield Fund.

 7. CONTROL OF PORTFOLIO COMPANIES. The Funds may not invest in companies for the purpose of exercising management or control.

MUNICIPAL BOND AND CASH FUNDS. The following operating policies apply only to Municipal Bond and Cash Funds:

 8. SHORT SALES. The Funds may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

 9. MARGIN. The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

CASH FUND. The following operating policies apply only to Cash Fund:

10. PERMISSIBLE SECURITIES. Cash Fund may not purchase securities other than U.S. Government securities, bank obligations and corporate obligations.

11. FUTURES. Cash Fund may not purchase futures contracts or options thereon.

OFFICERS AND DIRECTORS

The officers and directors of the Funds and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 SW Harrison Street, Topeka, Kansas 66636-0001.

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND AGE               POSITION(S) HELD WITH FUND               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

John D. Cleland,* 64                    Chairman of the Board           Senior Vice President and Managing Member
(Birth date: May 1, 1936)                   and Director                Representative, Security Management Company, LLC;
                                                                        Senior Vice President, Security Benefit Group, Inc.
                                                                        and Security Benefit Life Insurance Company

------------------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.,** 53                    Director                  Business broker, Griffith & Blair Realtors. Prior to
(Birth date: December 14, 1946)                                         1997, President, Neon Tube Light Company, Inc
2222 SW 29th Street
Topeka, Kansas 66611
------------------------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin,** 60                        Director                  Owner, Vivian's Gift Shop (Corporate Retail); Vice
(Birth date: August 20, 1939)                                           President, Palmer Companies, Inc. (Small Business and
3616 Canterbury Town Road                                               Shopping Center Development) and Bellairre Shopping
Topeka, Kansas 66610                                                    Center LLC (Managing and Leasing); Partner, Goodwin
                                                                        Enterprises (Retail). Prior to 1999, Vice President and
                                                                        Treasurer, Palmer News, Inc.; Vice President, M/S News,
                                                                        Ind. and Secretary, Kansas City Periodicals.
------------------------------------------------------------------------------------------------------------------------------------
Mark L. Morris, Jr.,** 66                     Director                  Veterinary Nutrition Consultant; Independent Investor,
(Birth date: February 3, 1934)                                          Morris Co. (Personal Investments). Former General Partner,
5500 SW 7th Street                                                      Mark Morris Associates (Veterinary Research and Education)
Topeka, Kansas 66606                                                    Research and Education)
------------------------------------------------------------------------------------------------------------------------------------
Maynard Oliverius, 56                         Director                  President and Chief Executive Officer,
(Birth date: December 18, 1943)                                         Stormont-Vail HealthCare
1500 SW 10th Avenue
Topeka, Kansas 66604
------------------------------------------------------------------------------------------------------------------------------------

James R. Schmank,* 47                  Director and President           President and Managing Member Representative, Security
(Birth date: February 21, 1953)                                         Management Company, LLC; Senior Vice President, Security
                                                                        Benefit Group, Inc. and Security Benefit Life Insurance
                                                                        Company

------------------------------------------------------------------------------------------------------------------------------------
Amy J. Lee, 38                               Secretary                  Secretary, Security Management Company, LLC; Vice
(Birth date: June 5, 1961)                                              President, Associate General Counsel and Assistant
                                                                        Secretary, Security Benefit Group, Inc. and
                                                                        Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Brenda M. Harwood, 36                        Treasurer                  Assistant Vice President and Treasurer, Security
(Birth date: November 3, 1963)                                          Management Company, LLC; Assistant Vice President,
                                                                        Security Benefit Group, Inc. and Security Benefit
                                                                        Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Bowser, 40                       Vice President               Vice President and Portfolio Manager, Security
(Birth date: February 11, 1960)            (Income Fund)                Management Company, LLC; Vice President, Security Benefit
                                                                        Group, Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Thomas A. Swank, 40                        Vice President               Senior Vice President and Portfolio Manager, Security
(Birth date: January 10, 1960)             (Income Fund)                Management Company, LLC; Senior Vice President and Chief
                                                                        Investment Officer, Security Benefit Group, Inc. and
                                                                        Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Christopher D. Swickard, 34             Assistant Secretary             Assistant Secretary, Security Management Company, LLC;
(Birth date: October 9, 1965)                                           Assistant Vice President and Assistant Counsel, Security
                                                                        Benefit Group, Inc. and Security Benefit Life Insurance
                                                                        Company
------------------------------------------------------------------------------------------------------------------------------------

 *These directors are deemed to be "interested persons" of the Fund.

**These  directors  serve on the Fund's  audit  committee,  the purpose of which (among  other  things) is to meet with  independent auditors,  to review the work of the auditors,  and to oversee the handling by Security Management Company,  LLC of the accounting function for the Fund.

----------------------------------------------------------------------------------------------------------------------------


The officers of the Funds hold identical offices with each of the other Funds managed by the Investment Manager, except Messrs. Bowser and Swank, who are also Vice Presidents of SBL Fund. The directors of the Funds also serve as directors of each of the other Funds managed by the Investment Manager. See the table under "Investment Management," page 39, for positions held by such persons with the Investment Manager. Ms. Lee holds identical offices for the Distributor (Security Distributors, Inc.). Messrs. Cleland, Schmank and Young are also directors. Mr. Cleland is Vice President, and Ms. Harwood is Treasurer of the Distributor.

REMUNERATION OF DIRECTORS AND OTHERS

The Funds' directors, except those directors who are "interested persons" of the Funds, receive from each Fund an annual retainer of $2,000 and a fee of $2,500 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $1,500 per meeting and reasonable travel costs for each meeting of the Funds' audit committee attended. The meeting fee (including the audit committee meeting) and travel costs are paid proportionately by each of the seven registered investment companies to which the Adviser provides investment advisory services (collectively, the "Security Fund Complex") based on the Fund's net assets.


The Funds do not pay any fees to, or reimburse expenses of, their directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the directors during the fiscal year ended December 31, 1999, and the aggregate compensation paid to each of the directors during calendar year 1999 by the Security Fund Complex, are set forth in the accompanying chart. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

------------------------------------------------------------------------------------------------------------------------------------
                                                                 PENSION OR RETIREMENT
NAME OF DIRECTOR                                                  BENEFITS ACCRUED AS
OF THE FUND                  AGGREGATE COMPENSATION              PART OF FUND EXPENSES            ESTIMATED      TOTAL COMPENSATION
                        --------------------------------    --------------------------------        ANNUAL        FROM THE SECURITY
                        INCOME    MUNICIPAL                 INCOME    MUNICIPAL                 BENEFITS UPON       FUND COMPLEX,
                         FUND     BOND FUND    CASH FUND     FUND     BOND FUND    CASH FUND      RETIREMENT     INCLUDING THE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.    $2,542     $2,542       $2,542        $0         $0           $0              $0               $30,500
John D. Cleland              0          0            0         0          0            0               0                     0
Penny A. Lumpkin         2,458      2,458        2,458         0          0            0               0                29,500
Mark L. Morris, Jr.      2,542      2,542        2,542         0          0            0               0                30,500
Maynard Oliverius        2,542      2,542        2,542         0          0            0               0                30,500
James R. Schmank             0          0            0         0          0            0               0                     0
Harold G. Worswick*          0          0            0         0          0            0               0                     0
------------------------------------------------------------------------------------------------------------------------------------
*Mr. Worswick,  formerly a director of the Security Funds,  received  deferred  compensation in the amount of $8,386 during the year ended December 31, 1999.
------------------------------------------------------------------------------------------------------------------------------------


As of March 31, 2000, the Funds' officers and directors (as a group) beneficially owned less than 1% of the total outstanding Class A shares of Diversified Income, High Yield and Municipal Bond Funds. Cash Fund's officers and directors (as a group) beneficially owned less than 1% of the total outstanding shares as of March 31, 2000. None of the Funds' officers or directors owned Class B shares of the Funds.

PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2000, Security Benefit Group, Inc. ("SBG"), 700 SW Harrison Street, Topeka, Kansas, 66636-0001, owned, of record and beneficially, 27% of the voting securities of High Yield Fund (46% of the total outstanding Class A shares and 71% of the total outstanding Class B shares). SBG's percentage ownership of High Yield Fund may permit SBG to effectively control the outcome of any matters submitted to a vote of shareholders of these two funds. SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company ("SBL"), 700 SW Harrison Street, Topeka, Kansas
66636-0001. SBG and SBL are incorporated under the laws of Kansas. SBG is ultimately controlled by Security Benefit Mutual Holding Company, 700 SW Harrison Street, Topeka, Kansas 66636-0001, a mutual holding company organized under the laws of Kansas.

As of March 31, 2000, the following entities owned, of record and beneficially, 5% or more of a class of a Fund's outstanding securities:

--------------------------------------------------------------------------------
                                      FUND              CLASS         PERCENTAGE
NAME OF STOCKHOLDER                  OWNED              OWNED           OWNED
-------------------------------------------------------------------------------
SBL                            Diversified Income      Class A          11.1
                                   High Yield          Class A          16.6
-------------------------------------------------------------------------------
SBG                                High Yield          Class A          45.5
                                   High Yield          Class B          70.7
-------------------------------------------------------------------------------
Oklahoma Co. Employee          Diversified Income      Class A          20.8
Retirement Fund
-------------------------------------------------------------------------------
Capitol Federal                Diversified Income      Class A          17.9
Foundation
-------------------------------------------------------------------------------
Sisters of St. Francis             High Yield          Class A          11.1
Ministry Fund
-------------------------------------------------------------------------------
William R. McDonough,
Ttee, David N. Fletcher,           High Yield          Class B           7.1
Rev. Trust B/U/A 5/29/98
--------------------------------------------------------------------------------
Margaret C. Lyddon and
Nancy Lyddon Sutherland          Municipal Bond        Class B           13.4
Trste, Margaret C. Lyddon
Trust dtd 11/24/97
--------------------------------------------------------------------------------
Eugene Vernon Speakes
Trste and Mary Rebecca           Municipal Bond        Class B           9.9
Speakes Trste, Speakes
Living Trust dtd 2/26/86
--------------------------------------------------------------------------------
Thomas A. Irvine and             Municipal Bond        Class B          13.1
Regina A. Irvine
--------------------------------------------------------------------------------
Nelva Jo Davis, Trste, NJT       Municipal Bond        Class B           5.9
Trust Number 1 dtd 3/24/97
--------------------------------------------------------------------------------
Ollie M. Boyer                   Municipal Bond        Class B           7.4
--------------------------------------------------------------------------------
Dorothy Kalomiris Ttee,
Dorothy Kalomiris Rev.           Municipal Bond        Class B           5.0
Trust U/A 10/23/93
--------------------------------------------------------------------------------
Bernice B. Schickling            Municipal Bond        Class B          29.2
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

As discussed below, shares of Diversified Income, High Yield and Municipal Bond Funds may be purchased with either a front-end or contingent deferred sales charge. Shares of Cash Fund are offered by the Fund without a sales charge. Each of the Funds reserves the right to withdraw all or any part of the offering made by this Prospectus and to reject purchase orders.


As a convenience to investors and to save operating  expenses,  the Funds do not
issue   certificates  for  Fund  shares  except  upon  written  request  by  the stockholder.


DIVERSIFIED   INCOME,   HIGH  YIELD  AND   MUNICIPAL   BOND  FUNDS  --  Security
Distributors, Inc. (the "Distributor"), 700 SW Harrison, Topeka, Kansas, a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for Diversified Income, High Yield and Municipal Bond Funds. Investors may purchase shares of these Funds through authorized dealers who are members of the National Association of Securities Dealers, Inc. In addition, banks and other financial institutions may make shares of the Funds available to their customers. (Banks and other financial institutions that make shares of the Funds available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan which allows a minimum initial purchase of $100 and subsequent purchases of $20. (See "Accumulation Plan," page 38.) An application may be obtained from the Distributor.


Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares of the Funds. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.


ALTERNATIVE PURCHASE OPTIONS -- Diversified Income Fund and High Yield Fund offer three classes of shares, Class A, Class B and Class C. Municipal Bond Fund offers two classes of shares, Class A and Class B.


CLASS A SHARES -- FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of 1% for one year). See Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

CLASS B SHARES -- BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

CLASS C SHARES -- LEVEL LOAD OPTION. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.


The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment.

Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES -- Class A shares of Diversified Income, High Yield and Municipal Bond Funds are offered at net asset value plus an initial sales charge as follows:


--------------------------------------------------------------------------------
                                            SALES CHARGE
                             ---------------------------------------------------
                               APPLICABLE
AMOUNT OF                      PERCENTAGE        PERCENTAGE OF        PERCENTAGE
PURCHASE AT                    OF OFFERING        NET AMOUNT         REALLOWABLE
OFFERING PRICE                   PRICE             INVESTED           TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000 ............   4.75%               4.99%               4.00%
$50,000 but less
   than $100,000 .............   3.75                3.90                3.00
$100,000 but less
   than $250,000 .............   2.75                2.83                2.20
$250,000 but less
   than $1,000,000 ...........   1.75                1.78                1.40
$1,000,000 or more ...........   None                None            (See below)
--------------------------------------------------------------------------------


Purchases of Class A shares of these Funds in amounts of $1,000,000 or more are at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see
"Calculation and Waiver of Contingent Deferred Sales Charges" page 36. The Distributor will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more. The Underwriter may also pay a commission of up to 1% to dealers who initiate or are responsible for purchases of $500,000 or more by certain retirement plans as described under "Purchases at Net Asset Value" in the prospectus. Such purchases may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

SECURITY INCOME AND MUNICIPAL BOND FUNDS' CLASS A DISTRIBUTION PLANS -- As discussed in the Prospectus, each of Diversified Income, High Yield and Municipal Bond Funds has a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each Plan authorizes these Funds to pay an annual fee to the Distributor of .25% of the average daily net asset value of the Class A shares of each Fund to finance various activities relating to the distribution of such shares of the Funds to investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. The Distributor is required to report in writing to the Board of Directors of Income Fund and the board will review at least quarterly the amounts and purpose of any payments made under the Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

For Income Fund, the Plan became effective on August 15, 1985, as to Diversified Income Fund and was adopted with respect to the High Yield Fund on May 3, 1996. For Municipal Bond Fund, the Plan became effective on May 1, 1998. Each Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of each Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time on 60 days' written notice, without penalty, if a majority of the disinterested directors or the Class A shareholders vote to terminate the Plan. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plans may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Funds.

Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Messrs. Cleland and Schmank (directors of the Fund) and Ms. Lee and Ms. Harwood (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors has a direct or indirect financial interest in the operation of the Distribution Plan.

Benefits from the Distribution Plan may accrue to the Funds and their stockholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the Diversified Income, High Yield and Municipal Bond Funds' net assets from sales pursuant to its Distribution Plan and Agreement may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (E.G., block purchases) in the Fund's securities transactions.

Distribution fees paid by Class A stockholders of Diversified Income and High Yield Funds to the Distributor under the Plan for the year ended December 31, 1999 totaled $190,939. In addition, $118,632 was carried forward from the previous plan year. Approximately $102,939 of this amount was paid as a service fee to broker/dealers and $118,487 was spent on promotions, resulting in a carry forward amount of $88,145 going into the 2000 plan year. The amount spent on promotions consists primarily of amounts reimbursed to dealers for expenses (primarily travel, meals and lodging) incurred in connection with attendance by their representatives at educational meetings concerning Diversified Income and High Yield Funds. The Distributor may engage the services of an affiliated advertising agency for advertising, preparation of sales literature and other distribution-related activities.

CLASS B SHARES -- Class B shares of Diversified Income, High Yield and Municipal Bond Funds are offered at net asset value, without an initial sales charge. With certain exceptions, these Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the stockholder. The deferred sales charge is retained by the Distributor.


Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the stockholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

               --------------------------------------------------
                 YEAR SINCE PURCHASE        CONTINGENT DEFERRED
                   PAYMENT WAS MADE            SALES CHARGE
               --------------------------------------------------
                        First                       5%
                       Second                       4%
                        Third                       3%
                       Fourth                       3%
                        Fifth                       2%
                 Sixth and Following                0%
               --------------------------------------------------

Class B shares (except shares purchased through the reinvestment of dividends and other distributions with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.


CLASS B DISTRIBUTION PLAN -- Each of Diversified Income, High Yield and Municipal Bond Funds bear some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan was adopted by the Board of Directors of Diversified Income and Municipal Bond Funds on July 23, 1993. The Plan was adopted with respect to the High Yield Fund on May 3, 1996. The Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.


Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that each Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.


Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. Distribution fees paid by Class B stockholders of Diversified Income, High Yield and Municipal Bond Funds to the Distributor under the Plan for the year ended December 31, 1999, totaled $205,030. The Funds make no payments in connection with the sales of their Class B shares other than the distribution fee paid to the Distributor.


CLASS C SHARES -- Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within one year of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

CLASS C DISTRIBUTION PLAN -- Diversified Income Fund and High Yield Fund bear some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares ("Class C Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. This Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class C shares. Amounts paid by the Fund are currently used to pay dealers and other firms that make Class C shares available to their customers (1) a commission at the time of purchase normally equal to .75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to .75% annually of the average daily net asset value of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund.

Rules of the NASD limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class C shares to 6.25% of gross sales of Class C shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class C shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class C Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

The Fund's Class C Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class C shares. In the event the Class C Distribution Plan is terminated by the Class C stockholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Fund makes no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.


CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES -- Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares and Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) or Class C shares held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death, (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the
CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of certain redemptions of Class B shares of the Funds pursuant to a systematic withdrawal program (See "Systematic Withdrawal Program," page 39).

ARRANGEMENTS  WITH  BROKER/DEALERS  AND  OTHERS  -- The  Investment  Manager  or
Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other Funds managed by the Investment Manager. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares or Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A Dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws. The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks and financial institutions may be required to register as dealers pursuant to state law.


The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares (except shares of Cash Fund) in a calendar year and may be discontinued at any time. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A, Class B and Class C shares during that year. The applicable marketing allowance factors are set forth below.

--------------------------------------------------------------------------------
                                                           APPLICABLE MARKETING
 AGGREGATE NEW SALES                                         ALLOWANCE FACTOR*
--------------------------------------------------------------------------------
 Less than $2 million .........................................    .00%
 $2 million but less than $5 million ..........................    .15%
 $5 million but less than $10 million .........................    .25%
 $10 million but less than $15 million ........................    .35%
 $15 million but less than $20 million ........................    .50%
 $20 million or more ..........................................    .75%
--------------------------------------------------------------------------------
*The maximum  marketing  allowance  factor  applicable per this schedule will be applied to all new sales in the calendar year to determine the marketing allowance payable for such year.
--------------------------------------------------------------------------------

For the calendar year ended December 31, 1999, the following dealers received a marketing allowance:

--------------------------------------------------------------------------------
 DEALER                                                                AMOUNT
--------------------------------------------------------------------------------

 Legend Equities Corp.............................................   $167,065
 Investment Advisors & Consultants, Inc...........................    $39,609
 VSR Financial Services, Inc......................................    $15,654
 OFG Financial Services, Inc......................................    $20,352
 KMS Financial Services...........................................     $3,998

--------------------------------------------------------------------------------

CASH FUND-- Cash Fund offers a single class of shares at net asset value next determined after an order is accepted. There is no sales charge or load. The minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.  BY MAIL.

    (a) A check or negotiable bank draft should be sent to:

        Security Cash Fund
        P.O. Box 2548
        Topeka, Kansas 66601-2548

    (b) Make check or draft payable to "Security Cash Fund."

    (c) For initial investment include a completed investment application found at the back of the Prospectus.

2.  BY WIRE.

    (a) Call the Fund to advise of the investment. The Fund will supply an account number at the time of the initial investment and provide instructions for having your bank wire federal funds.

    (b) For an initial investment, you must also send a completed investment application to the Fund.

3. THROUGH BROKER/DEALERS. Investors may, if they wish, invest in Cash Fund by purchasing shares through registered broker/dealers. Such broker/dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/dealer are without charge.

Since Cash Fund invests in money market securities which require immediate payment in federal funds, monies received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve Banks. A record date for each stockholder's investment is established each business day and used to distribute the following day's dividend. If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend. Federal funds received after 2:00 p.m. on any business day will not be invested until the following business day. Cash Fund will not be responsible for any delays in the wire transfer system. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.

PURCHASES AT NET ASSET VALUE


Class A shares of Diversified Income, High Yield and Municipal Bond Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.


Life agents and associated personnel of broker/dealers must obtain a special application from their employer or from the Distributor, in order to qualify for such purchases.


Class A shares of Diversified Income, High Yield and Municipal Bond Funds may be purchased at net asset value when the purchase is made on the recommendation of
(i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares of Diversified Income, High Yield and Municipal Bond Funds may also be purchased at net asset value when the purchase is made by retirement plans that (i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.

ACCUMULATION PLAN

Investors in Diversified Income, High Yield or Municipal Bond Fund may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum, and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Funds as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash.


Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for using Secur-O-Matic. An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

A Systematic Withdrawal Program may be established by stockholders who wish to receive regular monthly, quarterly, semiannual or annual payments of $25 or more. A Program may also be based upon the liquidation of a fixed or variable number of shares provided that the minimum amount is withdrawn. However, the Funds do not recommend this (or any other amount) as an appropriate withdrawal. Shares with a current offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the stockholder under the Program. There is no service charge on the Program as the Investment Manager pays the costs involved.

Sufficient  shares will be  liquidated  at net asset value to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the stockholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of Diversified Income, High Yield or Municipal Bond Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

The stockholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the stockholder or the Funds, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

A stockholder may establish a Systematic Withdrawal Program with respect to Class B or Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B and Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 36. A Systematic Withdrawal form may be obtained from the Funds.

INVESTMENT MANAGEMENT

Security Management Company, LLC (the "Investment Manager"), 700 SW Harrison Street, Topeka, Kansas, has served as investment adviser to Income Fund, Municipal Bond Fund and Cash Fund, respectively, since September 14, 1970, October 7, 1983 and June 23, 1980. The current Investment Advisory Contract for each of Income Fund, Municipal Bond Fund and Cash Fund is dated November 1, 1999. The Investment Manager also acts as investment adviser to Security Equity Fund, Security Growth and Income Fund, Security Ultra Fund and SBL Fund. The Investment Manager is a limited liability company controlled by its members, Security Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka,
Kansas 66636-0001. Security Benefit Life, a stock life insurance company incorporated under the laws of Kansas, is controlled by Security Benefit Corp. ("SBC"). SBC is wholly-owned by Security Benefit Mutual Holding Company, which is in turn controlled by Security Benefit Life policyholders. Security Benefit Life together with its subsidiaries, has approximately $9.9 billion of assets under management.

Pursuant to the Investment Advisory Contracts, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, provides for the maintenance and compilation of records pertaining to the investment advisory functions, and also makes certain guarantees with respect to the Funds' annual expenses. The Investment Manager guarantees that the aggregate annual expenses of the respective Funds (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B and Class C distribution fees) shall not for Diversified Income and High Yield Funds exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale and shall not for Cash Fund exceed 1% of the Fund's average net assets for the year. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) For Municipal Bond Fund, the Investment Manager guarantees that the aggregate annual expenses of the Fund (including for any fiscal year, the management fee, but excluding interest, taxes, extraordinary expenses, and Class A and Class B distribution fees) shall not exceed 1% of the Fund's average net assets for the year. The Investment Manager will contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate expenses of the Funds will not exceed the guaranteed maximum.


The  Investment  Manager has  engaged  Salomon  Brothers  Asset  Management  Inc
("Salomon  Brothers"),  7 World Trade  Center,  New York,  NY 10048,  to provide
investment   advisory  services  to  the  Municipal  Bond  Fund  pursuant  to  a
Sub-Advisory Agreement dated May 1, 1998. Pursuant to this agreement, Salomon Brothers furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Municipal Bond Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Salomon Brothers an amount equal to
 .22% of the average net assets of Municipal Bond Fund, computed on a daily basis and payable monthly. The Sub-Advisory Agreement may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between the Investment Manager and the Fund is terminated, assigned or not renewed.

Salomon Brothers is a wholly-owned subsidiary of Salomon Brothers Holding Company, Inc., which is wholly-owned by Salomon Smith Barney Holdings, Inc., which is, in turn, wholly-owned by Citigroup, Inc. Salomon Brothers was incorporated in 1987 and together with Salomon Brothers affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of investment advisory services to various individuals and institutional clients located throughout the world and serves as investment adviser to various investment companies. Currently Salomon Brothers and its affiliates manage approximately $29 billion in assets.


For services provided to the Funds, the Investment Manager is entitled to receive compensation on an annual basis equal to .35% of the average daily closing value of the Diversified Income Fund's net assets, .50% of the average daily closing value of the Municipal Bond and Cash Fund's net assets and .60% of the average daily closing value of the High Yield Fund's net assets, each computed on a daily basis and payable monthly. For the years ended December 31, 1999, 1998 and 1997, the Investment Manager agreed to limit the total expenses (including its compensation, but excluding interest, taxes, extraordinary expenses and Class B distribution fees) to 1.1% of the average daily net assets of the Class A shares and 1.85% of the average daily net assets of the Class B shares of the Diversified Income Fund. For the years ended December 31, 1999 and 1998, the Investment Manager also agreed to limit the total expenses (including its compensation, but excluding interest, taxes, extraordinary expenses and Class B distribution fees) of High Yield Fund to 1.0% of the average daily net assets of Class A shares and 2.75% of Class B shares of the Fund. For the years ended December 31, 1999 and 1998, expenses incurred by Municipal Bond Fund exceeded 1% of its average net assets. In addition, the Investment Manager waived the investment advisory fees of Diversified Income and High Yield Funds for the fiscal years ended December 31, 1999, 1998 and 1997.

Each Fund will pay all of its expenses not assumed by the Investment Manager or the Distributor including organization expenses; directors' fees; fees and expenses of custodian; taxes and governmental fees; interest charges; membership dues; brokerage commissions; reports; proxy statements; costs of stockholder and other meetings; any distribution fees; and legal, auditing and accounting expenses. Each Fund will also pay for the preparation and distribution of the Prospectus to its stockholders and all expenses in connection with its registration under federal and state securities laws. Each Fund will pay nonrecurring expenses as may arise, including litigation affecting it.


The Investment Advisory Contracts between Security Management Company, LLC and Income Fund, Municipal Bond Fund and Cash Fund, each dated November 1, 1999, will expire on November 1, 2001. The contracts are renewable annually by the Funds' Board of Directors or by a vote of a majority of a Fund's outstanding securities and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contracts provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.


Pursuant to Administrative Services Agreements with the Funds dated April 1, 1987, the Investment Manager also acts as the administrative agent for the Funds and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds. For these services the Investment Manager receives, on an annual basis, a fee of .09% of the average net assets of Diversified Income, High Yield and Municipal Bond Funds and .045% of the average net assets of Cash Fund, calculated daily and payable monthly.

Under the Administrative Services Agreements discussed above, the Investment Manager also acts as the transfer agent for the Funds. As such, the Investment Manager performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing stockholder communications and acting as the dividend disbursing agent. For these services, the Investment Manager receives an annual maintenance fee of $8.00 per account, a fee of $1.00 per shareholder transaction, and a fee of $1.00 ($.50 for Cash Fund) per dividend transaction.


During the fiscal years ended December 31, 1999, 1998 and 1997, the Funds paid the following amounts to the Investment Manager for its services.

------------------------------------------------------------------------------------------------------------------------------------
                                  INVESTMENT                     INVESTMENT     ADMINISTRATIVE      TRANSFER
                                   ADVISORY     REIMBURSEMENT   ADVISORY FEES    SERVICE FEES    AGENCY SERVICE
                                 FEES PAID TO    OF EXPENSES      WAIVED BY        PAID TO        FEES PAID TO       EXPENSE RATIO
                                  INVESTMENT    BY INVESTMENT    INVESTMENT       INVESTMENT       INVESTMENT      -----------------
         FUND             YEAR      MANAGER        MANAGER         MANAGER         MANAGER          MANAGER        CLASS A   CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                          1999      95,618            827          95,618           17,211           74,590          .87%     1.85%
Diversified Income Fund   1998      60,492         14,770          60,492           10,889           44,220          .93%     1.85%
                          1997      42,687              0          42,687            7,684           18,944          .60%     1.68%
------------------------------------------------------------------------------------------------------------------------------------
                          1999      65,106              0          65,106            9,766           14,182          .72%     1.53%
High Yield Fund           1998      55,715              0          55,715            8,357           15,743          .76%     1.53%
                          1997      41,748              0          41,748            6,557            8,425          .87%     1.80%
------------------------------------------------------------------------------------------------------------------------------------
                          1999      99,435         30,293               0           17,898           11,214         1.01%     1.76%
Municipal Bond Fund       1998     113,719          2,927               0           20,469           13,726          .82%     2.01%
                          1997     115,812              0               0           20,846           15,105          .82%     2.00%
------------------------------------------------------------------------------------------------------------------------------------
                          1999     334,020              0               0           30,062          121,225          .86%      ---
Cash Fund                 1998     326,960              0               0           29,803          125,374          .89%      ---
                          1997     238,616              0               0           21,990          119,258          .90%      ---
------------------------------------------------------------------------------------------------------------------------------------


The following persons are affiliated with the Funds and also with the Investment Manager in these capacities:

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITIONS WITH THE FUNDS                         POSITIONS WITH SECURITY MANAGEMENT COMPANY, LLC
------------------------------------------------------------------------------------------------------------------------------------
James R. Schmank           President and Director                           President and Managing Member Representative
John D. Cleland            Chairman of the Board and Director               Senior Vice President and Managing Member Representative
Amy J. Lee                 Secretary                                        Secretary
Brenda M. Harwood          Treasurer                                        Assistant Vice President and Treasurer
Steven M. Bowser           Vice President (Income Fund and SBL Fund only)   Vice President and Portfolio Manager
Thomas A. Swank            Vice President (Income Fund and SBL Fund only)   Senior Vice President and Portfolio Manager
Christopher D. Swickard    Assistant Secretary                              Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------



PORTFOLIO MANAGEMENT -- The Diversified Income, High Yield, Municipal Bond and Cash Funds are managed by the Investment Manager's Fixed Income Team with portfolio managers being responsible for the day-to-day management of each particular Fund. Steve Bowser, Vice President and Portfolio Manager of the Investment Manager, has had day-to-day responsibility for managing Diversified Income Fund since 1995. Chris Phalen, Research Analyst of the Investment Manager, has served as co-manager of Diversified Income Fund since May 2000. David G. Toussaint, Portfolio Manager of the Investment Manager, has had day-to-day responsibility for managing High Yield Fund since April 2000. Robert Amodeo, Portfolio Manager of Salomon Brothers, has had day-to-day responsibility for managing Municipal Bond Fund since September 1998.

Mr. Bowser joined the Investment Manager in 1992. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982.

Mr. Phalen joined the Investment Manager in 1997. Prior to 1997, he was with Sprint PCS as a pricing analyst. Prior to joining Sprint PCS in 1997, Mr. Phalen was employed by Security Benefit Group, Inc. Mr. Phalen graduated from the University of Kansas with a bachelor of business administration and accounting degree.

Mr. Toussaint joined the Investment Manager in 2000. Prior to joining the Investment Manager, he was with Allstate Insurance Company as an investment analyst and in various managerial positions in their investment operations group. Mr. Toussaint has nine years of investment experience and is a Chartered Financial Analyst. In addition, Mr. Toussaint holds a CPA certificate. Mr. Toussaint earned a bachelor of arts degree in Economics from the University of Illinois, a master of science degree in Accountancy from DePaul University and an M.B.A. from the University of Chicago.

Mr. Amodeo joined Salomon Brothers Asset Management in 1992. Prior to that, Mr. Amodeo was a member of Salomon Brothers, Inc. Partnership Investment Group where he was responsible for analyzing and managing various partnership investments. Mr. Amodeo pioneered adaptation and the use of the Yield Book for municipal bond portfolio management, analysis, performance attribution and optimization. He received a B.S. in Business Management from Long Island University and he is a Chartered Financial Analyst.

CODE OF ETHICS -- The Funds, the Investment Manager and the Distributor each has adopted a written code of ethics (the "Code of Ethics") which governs the personal securities transactions of "access persons" of the Funds. Access persons may invest in securities, including securities that may be purchased or held by the Funds; provided that they obtain prior clearance before engaging in securities transactions, subject to certain exceptions, including an exception for small transactions in large capitalization companies. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Funds; (b) is being purchased or sold by the Funds; or (c) is being offered in an initial public offering. Portfolio managers are also prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis. In addition, each Sub-Adviser has adopted its own code of ethics to which the personal securities transactions of its portfolio managers and other access persons are subject. The Code of Ethics is on public file with the Securities and Exchange Commission and is available from the Commission.

DISTRIBUTOR

Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Group, Inc., serves as the principal underwriter for shares of Diversified Income, High Yield and Municipal Bond Funds pursuant to Distribution Agreements dated March 27, 1984, as amended, for Diversified Income and High Yield Funds and October 7, 1983, for Municipal Bond Fund.


The Distributor receives a maximum commission on Class A Shares of 4.75% and allows a maximum discount of 4.0% from the offering price to authorized dealers on Fund shares sold. The discount is alike for all dealers, but the Distributor may increase it for specific periods at its discretion. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.

For the fiscal years ended December 31, 1999 and December 31, 1998, the Distributor (i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting commissions on Class A shares, and (iii) received contingent deferred sales charges on redemptions of Class B shares in the amounts set forth in the table below.


--------------------------------------------------------------------------------
                         GROSS UNDERWRITING    NET UNDERWRITING     COMPENSATION
                             COMMISSIONS         COMMISSIONS       ON REDEMPTION
--------------------------------------------------------------------------------
                            1998     1999        1998    1999      1998     1999
Diversified Income Fund  $34,498  $10,939      $3,676  $1,643    $2,208  $10,847
High Yield Fund           12,912   10,997         578   1,889       127    4,770
Municipal Bond Fund       18,315   10,552       3,709   2,115     5,887    2,024
--------------------------------------------------------------------------------

The Distributor received gross underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions for Class B shares of $96,838 for Income Fund and $12,576 for Municipal Bond Fund and retained net underwriting commissions of $7,191 for Income Fund and $2,115 for Municipal Bond Fund for the fiscal year ended December 31, 1999.


The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the Securities and Exchange Commission. The Distributor has not acted as a broker.

Each Fund's Distribution Agreement is renewable annually either by the Funds' Board of Directors or by a vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the agreement or interested persons of any such party. The agreements may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interest of each respective Fund. In reaching a judgment relative to the qualifications of a broker or dealer to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager, including consideration of the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. The Funds do not anticipate that they will incur a significant amount of brokerage commissions because fixed income securities are generally traded on a "net" basis--that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. The Funds will deal directly with the selling or purchasing principal without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. The Funds also may purchase portfolio securities in underwritings where the price includes a fixed underwriter's concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

Portfolio transactions that require a broker may be directed to brokers who furnish investment information or research services to the Investment Manager. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the Investment Manager shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds.


In addition, brokerage transactions may be placed with broker/dealers who sell shares of the Funds managed by the Investment Manager who may or may not also provide investment information and research services. The Investment Manager may, consistent with the NASD Conduct Rules, consider sales of Fund shares in the selection of a broker/dealer.


Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager, including other investment companies. In addition, the Investment Manager's parent company, Security Benefit Life Insurance Company ("SBL"), may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions. The Board of Directors of the Funds has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its stockholders. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO. No brokerage commissions were paid by the Funds for the years ended December 31, 1999, 1998, and 1997.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day that the Exchange is open for trading, which is Monday through Friday except for the following dates when the Exchange is closed in observance of Federal holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The determination is made by dividing the total value of the portfolio securities of each Fund, plus any cash or other assets (including dividends accrued but not collected), less all liabilities, by the number of shares outstanding of the Fund.


Securities listed or traded on a national securities exchange are valued at the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities, held by Diversified Income and High Yield Funds, for which market quotations are readily available, are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect fair market value. Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors.


Valuations furnished by the pricing service with respect to Municipal Bond Fund's municipal securities are based upon appraisals from recognized municipal securities dealers derived from information concerning market transactions and quotations. Securities for which market quotations are readily available are valued at the last reported sale price, or, if no sales are reported on that day, at the mean between the latest available bid and asked prices. Securities for which market quotations are not readily available (which are expected to constitute the majority of Municipal Bond Fund's portfolio securities) are valued at the best available current bid price by the pricing service, considering such factors as yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market conditions. The Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service. Municipal Bond Fund's taxable short-term securities for which market quotations are readily available will be valued at market value, which is the last reported sale price or, if no sales are reported on that day, at the mean between the latest available bid and asked prices except that securities having 60 days or less remaining to maturity may be valued at their amortized cost as discussed below.

Cash Fund's securities are valued by the amortized cost valuation technique which does not take into consideration unrealized gains or losses. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Cash Fund would receive if it sold the instrument.

During periods of declining interest rates, the daily yield on shares of Cash Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by Cash Fund resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in Cash Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The use of amortized cost and the maintenance of Cash Fund's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Directors to present minimal credit risks and which are of high quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the Board of Directors to be of comparable quality.


The Board of Directors has established procedures designed to maintain Cash Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. These procedures include a review of the Fund's holdings by the Board of Directors at such intervals as they deem appropriate to determine whether the Fund's net asset value calculated using available market quotations deviates from $1.00 per share based on amortized cost. If any deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of some instruments in Cash Fund's portfolio prior to maturity to shorten average Fund maturity or withholding dividends. Cash Fund will use its best efforts to maintain a constant net asset value per share of $1.00. See "Security Cash Fund," page 14, and "Dividends and Taxes," page 49. Since dividends from net investment income will be accrued daily and paid monthly, the net asset value per share of Cash Fund will ordinarily remain at $1.00, but the Fund's daily dividends will vary in amount.

Diversified Income Fund, High Yield Fund and Municipal Bond Fund may use the amortized cost valuation technique utilized by Cash Fund for securities with maturities of 60 days or less. In addition, Diversified Income, High Yield and Municipal Bond Funds may use a similar procedure for securities having 60 days or less remaining to maturity with the value of the security on the 61st day being used rather than the cost.


The Funds will accept orders from dealers on each business day up to 4:30 p.m. (Central time).

HOW TO REDEEM SHARES

A stockholder may redeem shares at the net asset value next determined after such shares are tendered for redemption. The amount received may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption.

Shares will be redeemed on request of the stockholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of share ownership are subject to the same requirements. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager.

The amount due on redemption, will be the net asset value of the shares next computed after the redemption request in proper order is received by the Investment Manager less any applicable deferred sales charge. In addition, stockholders of Cash Fund will receive any undistributed dividends, including any dividend declared on the day of the redemption. Payment of the redemption price will be made by check (or by wire at the sole discretion of the Investment Manager if wire transfer is requested, including name and address of the bank and the stockholder's account number to which payment is to be wired) within seven days after receipt of the redemption request in proper order. The check will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered) or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

Cash Fund offers redemption by check. If blank checks are requested on the Check Writing Request form, the Fund will make a supply available. Checks for the Cash Fund may be drawn payable to the order of any payee (not to cash) in any amount of $100 or more. Checks may be cashed or deposited like any other check drawn on a bank. When a check is presented to the Fund for payment, it will redeem sufficient full and fractional shares to cover the check. Such shares will be redeemed at the price next calculated following receipt of any check which does not exceed the value of the account. The price of Cash Fund shares may fluctuate from day-to-day and the price at the time of redemption, by check or otherwise, may be less than the amount invested. Any check presented for payment which is more than the value of the account will be returned without payment, marked "Insufficient Funds." Each new stockholder will initially receive twelve checks free of charge and such additional checks as may be required. Since the amount available for withdrawal fluctuates daily, it is not practical for a stockholder to attempt to withdraw the entire investment by check. The Fund reserves the right to terminate this service at any time with respect to existing as well as future stockholders. Redemption by check is not available if any shares are held in certificate form or if shares being redeemed have not been on the Fund's books for at least 15 days.

When investing in the Funds, stockholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of stockholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the stockholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor may cause payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

In addition to the foregoing redemption procedure, the Funds repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 56.)

At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (E.G., cash or certified check on a U.S. bank) has been collected for the purchase of such shares, which may take up to 15 days from the purchase date.

Municipal Bond Fund's Articles of Incorporation provide that, in order to minimize expenses, the Fund may, pursuant to a resolution of the Board of Directors, adopt a procedure whereby it would redeem stockholder accounts in which there are fewer than 50 shares (or such lesser amount as the board determines) after having given the stockholders at least 60 days' written notice and an opportunity to increase the account to at least 50 shares. This procedure can be implemented only after six months' prior notice to all stockholders that the procedure will be put into effect. The Board of Directors has no present plan to implement an involuntary redemption procedure.

TELEPHONE REDEMPTIONS -- Stockholders of the Funds may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided that the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

During periods of severe market or economic conditions, telephone redemptions may be difficult to implement and stockholders should make redemptions by mail as described under "How to Redeem Shares," page 46.

HOW TO EXCHANGE SHARES

Pursuant to arrangements with the Distributor, stockholders of the Funds may exchange their shares for shares of another of the Funds, or for shares of the other mutual funds distributed by the Distributor, which currently include Security Equity, Growth and Income, Global, Ultra, Total Return, Social Awareness, International, Enhanced Index, Select 25, Large Cap Growth and Technology Funds. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.

Shares of the Diversified Income Fund, High Yield Fund and Municipal Bond Fund may be exchanged for shares of the same class of another of the funds distributed by the Distributor or for shares of Cash Fund, which offers a single class of shares. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase without regard to the period of time during which shares were held in Cash Fund.


Because Cash Fund does not impose a sales charge in connection with sales of its shares, any exchange of Cash Fund shares acquired through direct purchase or reinvestment of dividends will be based upon the respective net asset values of the shares involved next determined after the exchange is accepted, and a sales charge will be imposed equal to the sales charge that would be applicable if the stockholder were purchasing shares of the other Fund involved for cash. The amount of such sales charge will be paid by Cash Fund on behalf of the exchanging stockholder directly to the Distributor and the net asset value of the shares being exchanged will be reduced by a like amount.

Stockholders making such exchanges must provide the Investment Manager with sufficient information to permit verification of their prior ownership of shares of one of the other Security Funds. Shares of Cash Fund begin earning dividends on the day after the date an exchange into such shares is effected. Any such exchange is subject to the minimum investment and eligibility requirements of each Fund. No service fee is presently imposed on such an exchange.

Exchanges may be accomplished by submitting a written request to the Investment Manager, 700 SW Harrison Street, Topeka, Kansas 66636-0001. Broker/dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee would be in addition to any of the sales or other charges referred to above but may be avoided by making exchange requests directly to the Investment Manager. Due to the high cost of exchange activity and the maintenance of accounts having a net value of less than $100, Cash Fund reserves the right to totally convert the account if at any time an exchange request results in an account being lowered below the $100 minimum.

An exchange of shares, as described above, may result in the realization of a capital gain or loss for federal income tax purposes, depending on the cost or other value of the shares exchanged. No representation is made as to whether gain or loss would result from any particular exchange or as to the manner of determining the amount of gain or loss. (See "Dividends and Taxes," page 49.) Before effecting any exchange described herein, the investor may wish to seek the advice of a financial or tax adviser.


Exchanges of shares of the Funds may be made only in jurisdictions where shares of the fund being acquired may lawfully be sold. More complete information about the other Security Funds, including charges and expenses, are contained in the current prospectus describing each fund. Stockholders are advised to obtain and review carefully, the applicable prospectus prior to effecting any exchange. A copy of such prospectus will be given by the Distributor to any requesting stockholder.


The exchange privilege may be changed or discontinued any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. It is contemplated, however, that this privilege will be extended in the absence of objection by regulatory authorities and provided that shares of the various funds are available and may be lawfully sold in the jurisdiction in which the stockholder resides.

EXCHANGE BY TELEPHONE -- To exchange shares by telephone, a stockholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone. The telephone exchange privilege is only permitted between accounts with identical registration. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions, if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Funds, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).


It is the policy of Diversified Income, High Yield and Municipal Bond Funds to pay dividends from net investment income monthly. It is the policy of the Funds to make distributions of realized capital gains (if any) in excess of any capital losses and capital loss carryovers at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B and Class C shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B and Class C shares, generally will be higher and as a result, income distributions paid by the Funds with respect to Class B and Class C shares generally will be lower than those paid with respect to Class A shares. All dividends and distributions are automatically reinvested on the payable date in shares of the Fund at net asset value, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. A stockholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within thirty days after the payment date, reinvest the dividend check without imposition of a sales charge.


Cash Fund's policy is to declare daily dividends of all of its net investment income each day the Fund is open for business, increased or decreased by any realized capital gains or losses. Such dividends are automatically credited to stockholder accounts. Unless stockholders elect to receive cash, they will receive such dividends in additional shares on the first business day of each month at the net asset value on that date. If cash is desired, investors may indicate so in the appropriate section of the application and checks will be mailed within five business days after the beginning of the month. The amount of dividend may fluctuate from day to day. If on any day net realized or unrealized losses on portfolio securities exceed Cash Fund's income for that day and results in a decline of net asset value per share below $1.00, the dividend for that day will be omitted until the net asset value per share subsequently returns to $1.00 per share.

The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by Income Fund or Cash Fund are taxable as ordinary income whether received in cash or reinvested in additional shares. To the extent that Municipal Bond Fund's dividends are derived from interest on its temporary taxable investments or from an excess of net short-term capital gain over net long-term capital loss, its dividends are taxable as ordinary income whether received in cash or reinvested in additional shares. Such dividends do not qualify for the dividends-received deduction for corporations.

The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds or reinvested in Fund shares will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Because Cash Fund normally will not invest in securities having a maturity of more than one year, it should not realize any long-term capital gains or losses. Advice as to the tax status of each year's dividends and distributions will be mailed annually.

Municipal Bond Fund intends to qualify to pay "exempt-interest dividends" to its stockholders. The Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal tax. To the extent that Municipal Bond Fund's dividends distributed to stockholders are derived from earnings on interest income exempt from federal tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a stockholder's gross income for federal income tax purposes. Municipal Bond Fund will inform stockholders annually as to the portion of that year's distributions from the Fund which constituted "exempt-interest dividends."

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from municipal obligations treated as a tax preference item for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations subject to the alternative minimum tax. Additionally, taxpayers must disclose to the Internal Revenue Service on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of the Fund) received or accrued during the year.

In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income ("adjusted current earnings," referred to as "ACE") exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all exempt-interest dividends paid by the Fund, is included in calculating ACE. Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the Municipal Bond Fund.

To the extent that Municipal Bond Fund's interest income is attributable to private activity bonds, dividends allocable to such income, while exempt from the regular federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax. In addition, for corporate stockholders of Municipal Bond Fund, exempt interest may comprise part or all of an adjustment to alternative minimum taxable income.

Stockholders of the Funds who redeem their shares generally will realize gain or loss upon the sale or redemption (including the exchange of shares for shares of another fund) which will be capital gain or loss if the shares are capital assets in the stockholder's hands, and will be taxable to stockholders as long-term capital gains if the shares had been held for more than one year at the time of sale or redemption. Net capital gains on shares held for less than one year will be taxable to shareholders as ordinary income. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the stockholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, the sales charge incurred in acquiring Class A shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

Up to 85% of an individual's Social Security benefits and certain railroad retirement benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any exempt-interest dividends received from Municipal Bond Fund, is used to calculate the portion of Social Security benefits that is taxed.

Under the Internal Revenue Code, a stockholder may not deduct all or a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by Municipal Bond Fund are included in alternative minimum taxable income, corporate stockholders may be subject to the environmental tax.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuer. Neither the Investment Manager nor Municipal Bond Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

The Funds are required by law to withhold 31% of taxable dividends and distributions to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.


Each of Diversified Income Fund and High Yield Fund (the Series of Income Fund) will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Fund will reflect only the income and gains, net of losses of that Fund.


A purchase of shares shortly before payment of a dividend or distribution would be disadvantageous because the dividend or distribution to the purchaser would have the effect of reducing the per share net asset value of his or her shares by the amount of the dividends or distributions. In addition all or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

MARKET DISCOUNT -- If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a DE MINIMUS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT -- Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES -- Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but no loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

FOREIGN TAXATION -- Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consists of securities of foreign corporation, the fund may elect, subject to limitation, to pass through its foreign tax credits to its stockholders.

OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax adviser before purchasing Municipal Bond Fund shares. (See "Municipal Securities," page 11.) Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

The Articles of Incorporation of Income and Municipal Bond Funds provide for the issuance of shares of common stock in one or more classes or series and the Articles of Cash Fund provide for the issuance of stock in one or more series.


Income Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value and currently issues its shares in three series, Diversified Income Fund, High Yield Fund and Capital Preservation Fund. The shares of each Series of Income Fund represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets. Municipal Bond and Cash Funds have not issued shares in any additional series at the present time. Municipal Bond and Cash Funds have authorized the issuance of an indefinite number of shares of capital stock of $0.10 par value.

Municipal Bond Fund currently issues two classes of shares. Diversified Income Fund and High Yield Fund currently issue three classes of shares. Each class participate proportionately based on its relative net asset values in dividends and distributions and has equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares of Diversified Income, High Yield, Municipal Bond and Cash Funds will be fully paid and nonassessable by the Funds. Shares may be exchanged as described under "How to Exchange Shares," page 47, but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.


On certain matters, such as the election of directors, all shares of the Series of Income Fund vote together with each share having one vote. On other matters affecting a particular Series, such as the investment advisory contract or the fundamental policies, only shares of that Series are entitled to vote, and a majority vote of the shares of that Series is required for approval of the proposal.

The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106 acts as the custodian for the portfolio securities of Diversified Income Fund, High Yield Fund, Municipal Bond Fund and Cash Fund. Security Management Company, LLC acts as the Funds' transfer and dividend-paying agent.

INDEPENDENT AUDITORS

The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri, has been selected by the Funds to serve as the Funds' independent auditors, and as such, will perform the annual audit of each Fund's financial statements.


PERFORMANCE INFORMATION

The  Funds  may,  from  time  to  time,  include   performance   information  in
advertisements, sales literature or reports to stockholders or prospective investors. Performance information in advertisements or sales literature may be expressed as yield for each of the Funds, effective yield for Cash Fund, taxable equivalent yield for Municipal Bond Fund and average annual total return and aggregate total return for Municipal Bond and Income Funds.

For Cash Fund, the current yield will be based upon the seven calendar days ending on the date of calculation ("the base period"). The total net investment income earned, exclusive of realized capital gains and losses or unrealized appreciation and depreciation, during the base period, on a hypothetical pre-existing account having a balance of one share will be divided by the value of the account at the beginning of that period. The resulting figure ("the base period return") will then be multiplied by 365/7 to obtain the current yield. Cash Fund's current yield for the seven-day period ended December 31, 1999 was 5.28%.

Cash Fund's effective (or compound) yield for the same period was 5.42%. The effective yield reflects the compounding of the current yield by reinvesting all dividends and will be computed by compounding the base period return by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The yield of the Fund may be obtained by calling the Fund.

Investors should recognize that investment in Cash Fund is not guaranteed or insured by any state, federal or government agency or by any other person.

With respect to Income Fund and Municipal Bond Fund, quotations of yield will be based on the investment income per share earned during a particular 30-day period, less expenses per share accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:
                                       A - B
                           YIELD = 2[( ----- + 1)^6 - 1]
                                         CD

where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.

Municipal Bond Fund's tax-equivalent yield, like yield, is based on a 30-day period and is computed by dividing that portion of the Fund's yield (computed as described above) which is tax-exempt by one minus a stated income tax rate and adding the resulting figure to that portion of the Fund's yield, if any, that is not tax-exempt.

For the 30-day period ended December 31, 1999, the yield for each Fund was the following:

              ----------------------------------------------------
                                              CLASS A    CLASS B
              ----------------------------------------------------
               Diversified Income Fund         5.77%      5.22%
               High Yield Fund                 9.43%      8.90%
               Municipal Bond Fund             4.31%      3.83%
              ----------------------------------------------------

For the same period, the tax equivalent yield for the Class A shares of Municipal Bond Fund assuming a 15% income tax rate and a 28% income tax rate, respectively, was 5.07% and 5.99%.

For the same period, the tax equivalent yield for the Class B shares of Municipal Bond Fund assuming a 15% income tax rate and a 28% income tax rate, respectively, was 4.51% and 5.32%.

There is no assurance that a yield quoted will remain in effect for any period of time. Inasmuch as certain estimates must be made in computing average daily yield, actual yields may vary and will depend upon such factors as the type of instruments in the Fund's portfolio, the portfolio quality and average maturity of such instruments, changes in interest rates and the actual Fund expenses. Yield computations will reflect the expense limitations described in this Prospectus under "Investment Manager."


Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in Diversified Income Fund, High Yield Fund or Municipal Bond Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P(1 + T)^n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of the maximum initial sales load in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

For the 1-, 5- and 10-year periods ended December 31, 1999, the average annual total return for each Fund was the following:

--------------------------------------------------------------------------------
                            1 YEAR              5 YEARS            10 YEARS
                        ----------------   -----------------   -----------------
                         CLASS   CLASS       CLASS   CLASS       CLASS    CLASS
                           A       B           A       B           A        B
--------------------------------------------------------------------------------

Diversified Income Fund (8.23)%  (9.36)%    6.17%    5.79%      6.35%  3.20%(1)
High Yield Fund         (5.23)%  (6.28)%    4.93%(2) 4.77%(2)    ---        ---
Municipal Bond Fund     (8.03)%  (8.96)%    4.57%    4.11%      5.07%   .89%(1)
--------------------------------------------------------------------------------
1 From October 19, 1993 (date of inception) to December 31, 1999
2 From August 5, 1996 (date of inception) to December 31, 1999
--------------------------------------------------------------------------------


The aggregate total return for Income and Municipal Bond Funds is calculated for any specified period of time pursuant to the following formula:

                                P(1 + T)^n = ERV

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All aggregate total return figures will assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of total return that do not reflect deduction of the sales load which, if reflected, would reduce the total return data quoted.

For the periods ended December 31, 1999, the aggregate total return on an investment for each Fund calculated as described above was the following:

          -----------------------------------------------------------
                                            CLASS A         CLASS B
          -----------------------------------------------------------
           Diversified Income Fund          94.1%(1)        21.6%(2)
           High Yield Fund                  23.7%(3)        20.2%(3)
           Municipal Bond Fund              72.1%(1)        12.3%(2)
          -----------------------------------------------------------
           1 From December 31, 1989
           2 From October 19, 1993
           3 From August 5, 1996 (date of inception)
          -----------------------------------------------------------

These figures reflect deduction of the maximum initial sales load and deduction of the maximum contingent deferred sales charge. Fee waivers and/or expense reimbursements were in effect for each of the Funds in the year ended December 31, 1999. In the absence of the waivers and/or reimbursements, the yield and performance quoted above would be reduced.

Quotations of yield, tax-equivalent yield, average annual total return and aggregate total return will reflect only the performance of a hypothetical investment during the particular time period shown. Such quotations will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

In connection with communicating its yield, tax-equivalent yield, average annual total return or aggregate total return to current or prospective stockholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Each Fund will include performance data for each class of shares of the Fund in any advertisement or report including performance data of the Fund. Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson Charts.

RETIREMENT PLANS

Diversified Income, High Yield and Cash Funds offer tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), Roth IRAs, SIMPLE IRAs, several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

Purchases of Diversified Income, High Yield and Cash Fund shares under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. Shares owned under any of the plans have full dividend, voting and redemption privileges. Depending upon the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.

Security Management Company, LLC is available to act as custodian for the plans on a fee basis. For IRAs, Roth IRAs, SIMPLE IRAs, Section 403(b) Retirement Plans, and Simplified Employee Pension Plans (SEPPs), service fees for such custodial services currently are: (1) $10 for annual maintenance of the account, and (2) benefit distribution fee of $5 per distribution. Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company for additional charges.

Retirement investment programs involve commitments covering future years. It is important that the investment objective and structure of Diversified Income, High Yield and Cash Funds be considered by the investors for such plans. Investments in insurance and annuity contracts also may be purchased in addition to shares of the Funds.


A brief description of the available tax-qualified retirement plans is provided below. However, the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans. Because Municipal Bond Fund's investment objective is to obtain a high level of interest income exempt from federal taxes, Municipal Bond Fund is not an appropriate investment for retirement plans.

Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

Individual Retirement Account Custodial Agreements are available to provide investment in shares of Diversified Income, High Yield and/or Cash Funds, or in other funds in the Security Group. An individual may initiate an IRA through the Distributor by executing the custodial agreement and making a minimum initial investment of at least $100. A $10 annual fee is charged for maintaining the account.

An individual may make a contribution to a traditional IRA each year of up to the lesser of $2,000 or 100% of earned income under current tax law. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from the "Roth IRAs" which are described below. Spousal IRAs allow an individual and his or her spouse to contribute up to $2,000 to their respective IRAs so long as a joint tax return is filed and joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.

An individual may make a contribution to a traditional IRA which is deductible for federal income tax purposes. A contribution is deductible if (i) neither the individual nor his or her spouse is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a specified level. The income limits began gradually increasing starting with tax years beginning in 1998, eventually reaching $50,000-$60,000 for single filers in 2005 and thereafter (and reaching $80,000-$100,000 if married filing jointly in 2007 and thereafter). In addition, for tax years beginning after 1997, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000-$160,000. However, an individual not permitted to make a deductible contribution to an IRA may nevertheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.


Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into a traditional IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

ROTH IRAS

Section 408A of the Code permits eligible individuals to establish a Roth IRA for tax years beginning in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. The maximum annual contribution amount of $2,000 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000, or if the individual is married and the couple has a combined adjusted gross income between $150,000 and $160,000. In general, Roth IRAs are subject to certain required distribution requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the owner.


The owner of a traditional IRA may convert the traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. If a traditional IRA is converted to a Roth IRA, the taxable amount in the owner's traditional IRA will be considered taxable income for federal income tax purposes for the year of the conversion. Generally, all amounts in a traditional IRA are taxable except for the owner's prior non-deductible contributions to the traditional IRA.


EDUCATION IRAS

Section 530 of the Code permits eligible individuals to establish an Education IRA on behalf of a beneficiary for tax years beginning in 1998. Contributions to an Education IRA are not deductible, but qualified distributions to the beneficiary are not subject to federal income tax. The maximum annual contribution amount of $500 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000, or if the individual is married and the couple has a combined adjusted gross income between $150,000 and $160,000. Education IRAs are subject to certain required distribution requirements. Generally, the amount remaining in an Education IRA must be distributed by the beneficiary's 30th birthday or rolled into a new Education IRA for another eligible beneficiary.

SIMPLE IRAS

The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE Plans). SIMPLE Plan participants must establish a SIMPLE IRA into which plan contributions will be deposited.

The Investment Manager makes available SIMPLE IRAs to provide investment in shares of the Funds. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Contributions must be made in cash and cannot exceed the maximum amount allowed under the Internal Revenue Code. On a pre-tax basis, up to $6,000 of compensation (through salary deferrals) may be contributed to a SIMPLE IRA. In addition, employers are required to make either
(1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant's account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation (compensation for purposes of any nonelective contribution is limited to $160,000, as indexed).

Distributions from a SIMPLE IRA are (1) taxed as ordinary income; (2) includable in gross income; and (3) subject to applicable state tax laws.

Distributions prior to age 59 1/2 may be subject to a 10% penalty tax which increases to 25% for distributions made before a participant has participated in the SIMPLE Plan for at least two years. An annual fee of $10 is charged for maintaining the SIMPLE IRA.

PENSION AND PROFIT-SHARING PLANS

Prototype corporate pension or profit-sharing prototype plans meeting the requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from Security Distributors, Inc.

403(B) RETIREMENT PLANS

Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase custodial account plans funded by their employers with shares of Diversified Income, High Yield and/or Cash Funds or other funds in the Security Group in accordance with Code Section 403(b). Section 403(b) plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate and on the time when distributions may commence.


SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)

A prototype SEPP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEPP may contribute a maximum of $30,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS

The audited financial statements of the Funds, which are contained in the Funds' Annual Report dated December 31, 1999, are incorporated herein by reference. Copies of the Annual Report are provided to every person requesting the Statement of Additional Information.

TAX-EXEMPT VS. TAXABLE INCOME

The following table shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields using the 1999 tax rates contained in the Code. The table illustrates what you would have to earn on taxable investments to equal a given tax-exempt yield in your federal income tax bracket. Locate your income (after deductions and exemptions), then locate your tax bracket based on joint or single tax filing. Read across to the equivalent taxable yield you would need to match a given tax-free yield. There is, of course, no assurance that an investment in Municipal Bond Fund will result in the realization of any particular return.

------------------------------------------------------------------------------------------------------------------------------------
       IF YOUR TAXABLE INCOME IS:                  YOUR                             AND A TAX-FREE YIELD OF:
----------------------------------------------  INCOME TAX  ------------------------------------------------------------------------
     JOINT RETURN           SINGLE RETURN       BRACKET IS      5%       6%       7%       8%       9%      10%      11%      12%
------------------------------------------------------------------------------------------------------------------------------------
1999
        0  -  43,050           0  -  25,750        15.0%       5.88     7.06     8.24     9.41    10.59    11.76    12.94    14.12
   43,051  - 104,050      25,751  -  62,450        28.0        6.94     8.33     9.72    11.11    12.50    13.89    15.28    16.67
  104,051  - 158,550      62,451  - 130,250        31.0        7.25     8.70    10.14    11.59    13.04    14.49    15.94    17.39
  158,551  - 283,150     130,251  - 283,150        36.0        7.81     9.38    10.94    12.50    14.06    15.63    17.19    18.75
  283,151 and over       283,151 and over          39.6        8.28     9.93    11.59    13.25    14.90    16.56    18.21    19.87
------------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX A
--------------------------------------------------------------------------------

CLASS A SHARES OF DIVERSIFIED INCOME, HIGH YIELD AND MUNICIPAL BOND FUNDS

REDUCED SALES CHARGES -- Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of Diversified Income, High Yield and Municipal Bond Funds alone or in combination with Class A shares of other Security Funds.


For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation, a Statement of Intention or Letters of Intent, the term "Purchaser" includes the following persons: an individual; his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.


RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Diversified Income Fund, High Yield Fund or Municipal Bond Fund, a Purchaser may combine all previous purchases with a contemplated current purchase of Class A shares of a Fund for the purpose of determining the sales charge applicable to the current purchase. For example, an investor who already owns Class A shares of a Fund either worth $30,000 at the applicable current offering price or purchased for $30,000 and who invests an additional $25,000, is entitled to a reduced sales charge of 3.75% on the latter purchase. The Distributor must be notified when a sale takes place which would qualify for the reduced charge on the basis of previous purchases subject to confirmation of the investor's holdings through the Fund's records. Rights of accumulation apply also to purchases representing a combination of the Class A shares of Diversified Income Fund, High Yield Fund, Municipal Bond Fund, Security Growth and Income, Security Ultra Fund, or Security Equity Fund in those states where shares of the Funds being purchased are qualified for sale.

STATEMENT  OF  INTENTION -- A Purchaser  in  Diversified  Income,  High Yield or
Municipal Bond Fund may sign a Statement of Intention, which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Distributor covering purchases of Diversified Income Fund, High Yield Fund, Municipal Bond Fund, Security Equity Fund, Security Growth and Income Fund, or Security Ultra Fund to be made within a period of 13 months (or a 36-month period for purchases of $1 million or more) and thereby become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. The shares so held may be redeemed by the Fund if the investor is required to pay additional sales charge which may be due if the amount of purchases made by the investor during the period the Statement is effective is less than the total specified in the Statement of Intention.


A Statement of Intention may be revised during the 13-month period (or, if applicable, 36-month period). Additional Class A shares received from reinvestment of income dividends and capital gains distributions (if any are realized) are included in the total amount used to determine reduced sales charges. The Statement is not a binding obligation upon the investor to purchase or any Fund to sell the full indicated amount. An investor considering signing such an agreement should read the Statement of Intention carefully. A Statement of Intention form may be obtained from the Investment Manager.


REINSTATEMENT PRIVILEGE -- Stockholders who redeem their Class A shares of Diversified Income Fund, High Yield Fund or Municipal Bond Fund have a one-time privilege (1) to reinstate their accounts by purchasing shares of the Fund without a sales charge up to the dollar amount of the redemption proceeds, or
(2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Funds, Security Equity Fund, Security Ultra Fund, or Security Growth and Income Fund up to the dollar amount of the redemption proceeds at a sales charge equal to the additional sales charge, if any, which would have been applicable had the redeemed shares been exchanged pursuant to the exchange privilege. Written notice and a check in the amount of the reinvestment from eligible stockholders wishing to exercise this reinstatement privilege must be received by the Fund within thirty days after the redemption request was received (or such longer period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The net asset value used in computing the amount of shares to be issued upon reinstatement or exchange will be the net asset value on the day that notice of the exercise of the privilege is received. Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.

 SECURITY INCOME FUND
                                    FORM N-1A

This Amendment to the Registration Statement of Security Income Fund, which contains five series, relates only to the Corporate Bond, Limited Maturity Bond, Diversified Income and High Yield Series. The prospectus and statement of additional information for the Capital Preservation Series are incorporated herein by reference to the Registrant's most recent filing under Rule 497 under the Securities Act of 1933. Effective at the opening of business on May 1, 2000, the Corporate Bond Series and Limited Maturity Bond Series were reorganized into Diversified Income Series. Accordingly disclosure relating to Corporate Bond Series and Limited Maturity Bond Series is not included in this Registration Statement.

                   PART B. STATEMENT OF ADDITIONAL INFORMATION

ITEM 22.  FINANCIAL STATEMENTS

Security Income Fund's Annual Report for the period ended December 31, 1999 is incorporated herein by reference to the Registrant's N-30D filing, Registration No. 2-38414 (filed February 28, 2000).

                              SECURITY INCOME FUND
                            PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Articles of Incorporation
(b) By-laws(1)
(c) Specimen copy of share certificate for Registrant's shares of capital stock
(d) Investment Advisory Contract(8)
(e) (1) Distribution Agreement(1)
    (2) Class B Distribution Agreement(1)
    (3) Class C Distribution Agreement(8)
    (4) Underwriter-Dealer Agreement(3)
(f) Form of Non-Qualified Deferred Compensation Plan(2)
(g) Custodian Agreement - UMB(6)
(h) Not applicable
(i) Legal Opinion(4)
(j) Consent of Independent Auditors
(k) Not applicable
(l) Not applicable
(m) (1) Distribution Plan(7)
    (2) Class B Distribution Plan(1)
    (3) Class C Distribution Plan(8)
(n) Multiple Class Plan(1)
(O) RESERVED
(p) Code of Ethics(5)

(1) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 64 to Registration Statement No. 2-38414 (filed November 29, 1999).

(2) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 58 to Registration Statement No. 2-38414 (filed April 30, 1997).

(3) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 84 to Registration Statement No. 2-19458 (filed January 28, 1999).

(4) Incorporated   herein  by  reference   from  the  Exhibits  filed  with  the
    Registrant's Post-Effective Amendment No. 61 to Registration Statement No. 2-38414 (filed February 16, 1999).

(5) Incorporated herein by reference from the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 87 to Registration Statement No. 2-19458 (filed January 28, 1999).

(6) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 88 to Registration Statement No. 2-19458 (filed February 16, 2000).

(7) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 50 to Registration Statement No. 2-38414 (filed May 1, 1995).

(8) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 66 to Registration Statement No. 2-38414 (filed February 29, 2000).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not applicable.

ITEM 25.  INDEMNIFICATION.

A policy of insurance covering Security Management Company, LLC, its affiliate Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of the Registrant's Bylaws, as amended February 3, 1995, provides in relevant part as follows:

30. INDEMNIFICATION AND LIABILITY OF DIRECTORS AND OFFICERS. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorney's fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

    No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

    In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On  March  25,  1988,  the   shareholders   approved  the  Board  of  Directors'
recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteenth:

    "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

    A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

    B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

    C. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

    D. for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

Security Management Company, LLC, investment manager to Diversified Income and High Yield Series of Security Income Fund, also acts as investment manager to Security Equity Fund, Security Ultra Fund, Security Growth and Income Fund, Security Cash Fund, SBL Fund and Security Municipal Bond Fund.

NAME, BUSINESS* AND OTHER CONNECTIONS OF THE EXECUTIVE OFFICERS AND DIRECTORS OF REGISTRANT'S ADVISER

JAMES R. SCHMANK
----------------
PRESIDENT AND MANAGING MEMBER REPRESENTATIVE--Security Management Company, LLC SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
PRESIDENT AND  DIRECTOR--Security  Growth and Income Fund;  Security  Cash Fund;
   Security Municipal Bond Fund; Security Ultra Fund; Security
   Equity Fund; Security Income Fund; SBL Fund; Advisor's Fund DIRECTOR--Security Distributors, Inc.
VICE PRESIDENT AND TREASURER--First  Security Benefit Life Insurance and Annuity
   Company of New York
DIRECTOR--Stormont-Vail Foundation, 1500 SW 10th, Topeka, Kansas 66604
PRESIDENT AND DIRECTOR--Auburn-Washburn Public Schools Foundation, 5928 SW 53rd,
   Topeka, Kansas 66610
TRUSTEE--Eugene P. Mitchell Charitable Remainder Unit Trust (Family Trust)
DIRECTOR--Business  Improvement District,  906 S. Kansas Avenue,  Topeka, Kansas
   66612

JOHN D. CLELAND
---------------
SENIOR VICE PRESIDENT AND MANAGING  MEMBER  REPRESENTATIVE--Security  Management
   Company, LLC
CHAIRMAN OF THE BOARD AND  DIRECTOR--Security  Cash Fund;  Security Income Fund;
   Security Municipal Bond Fund; SBL Fund; Security Growth and Income Fund; Security Equity Fund; Security Ultra Fund; Advisor's Fund
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT AND DIRECTOR--Security Distributors, Inc.
TRUSTEE AND TREASURER--Mount  Hope Cemetery  Corporation,  4700 SW 17th, Topeka,
   Kansas
TRUSTEE AND INVESTMENT COMMITTEE CHAIRMAN--Topeka Community Foundation,  5100 SW
   10th, Topeka, Kansas
CHAIRMAN, POOLED MONEY INVESTMENT BOARD--State of Kansas, Topeka, Kansas EXECUTIVE BOARD MEMBER--Jayhawk Area Council of the Boy Scouts of America, 1020
   SE Monroe, Topeka, Kansas
CHAIRMAN OF THE  ENDOWMENT  TRUSTEES--Jayhawk  Area Council of the Boy Scouts of
   America, 1020 SE Monroe, Topeka, Kansas

MARK E. YOUNG
-------------
VICE PRESIDENT--Security Management Company, LLC
SECOND VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT AND DIRECTOR--Security Distributors, Inc.
TRUSTEE--Topeka Zoological Foundation, Topeka, Kansas

TERRY A. MILBERGER
------------------
SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER--Security Management Company,
   LLC
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT--Security Equity Fund; SBL Fund

JANE A. TEDDER
--------------
VICE PRESIDENT AND SENIOR ECONOMIST--Security Management Company, LLC
VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
   Inc.

AMY J. LEE
----------
VICE PRESIDENT,  ASSOCIATE  GENERAL  COUNSEL AND  ASSISTANT  SECRETARY--Security
   Benefit Life Insurance Company; Security Benefit Group, Inc. SECRETARY--Security Management Company, LLC; Security Distributors, Inc.;
   Security Cash Fund; Security Equity Fund; Security Municipal Bond Fund; Security Ultra Fund; SBL Fund; Security Growth and Income Fund; Security Income Fund; Advisor's Fund; SFR Collective Investments, LLC
DIRECTOR--Midland Hospice Care, Inc., 200 SW Frazier Court, Topeka, Kansas 66606

BRENDA M. HARWOOD
-----------------
ASSISTANT VICE PRESIDENT AND TREASURER--Security Management Company, LLC TREASURER--Security Equity Fund; Security Ultra Fund; Security Growth and Income
   Fund; Security Income Fund; Security Cash Fund; SBL Fund; Security Municipal Bond Fund; Advisor's Fund; Security Distributors, Inc.
ASSISTANT VICE  PRESIDENT--Security  Benefit Life  Insurance  Company;  Security
   Benefit Group, Inc.
DIRECTOR--Security Distributors, Inc.

STEVEN M. BOWSER
----------------
VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC
VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
   Inc., Security Income Fund; SBL Fund

THOMAS A. SWANK
----------------
SENIOR VICE PRESIDENT AND DIRECTOR OF FIXED INCOME--Security Management Company,
   LLC
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT--SBL Fund; Security Income Fund

CINDY L. SHIELDS
----------------
SECOND VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC SECOND VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT--SBL Fund; Security Equity Fund
DIRECTOR--ERC Resource and Referral, 1710 SW 10th, Topeka, Kansas

JAMES P. SCHIER
---------------
VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER--Security Management Company, LLC VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
   Inc.; SBL Fund; Security Equity Fund; Security Ultra Fund

CHRISTOPHER D. SWICKARD
-----------------------
ASSISTANT  SECRETARY--Security  Management  Company,  LLC;  Security  Cash Fund;
   Security Equity Fund; Security Municipal Bond Fund; Security Ultra Fund; SBL Fund; Security Growth and Income Fund; Security Income Fund; Advisor's Fund
ASSISTANT VICE PRESIDENT AND ASSISTANT  COUNSEL--Security Benefit Life Insurance
   Company; Security Benefit Group, Inc.
DIRECTOR AND SECRETARY--Security Benefit Academy, Inc.

*Located at 700 Harrison, Topeka, Kansas 66636-0001

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Security Equity Fund
    Security Ultra Fund
    Security Growth and Income Fund
    Security Municipal Bond Fund
    Variflex Variable Annuity Account (Variflex)
    Variflex Variable Annuity Account (Variflex ES)
    SBL Variable Life Insurance Account (Varilife)
    Parkstone Variable Annuity Account
    Security Varilife Separate Account
    SBL Variable Annuity Account VIII (Variflex LS)
    SBL Variable Annuity Account VIII (Variflex Signature)
    SBL Variable Annuity Account VIII (Variflex Extra Credit)
    Variable Annuity Account X
    Variable Annuity Account XI

(b)        (1)                       (2)                          (3)
    NAME AND PRINCIPAL       POSITION AND OFFICES         POSITION AND OFFICES
    BUSINESS ADDRESS*        WITH UNDERWRITER             WITH REGISTRANT

    Greg J. Garvin           President                    None

    John D. Cleland          Vice President and           Chairman of the Board
                             Director                     and Director

    Richard K Ryan           Director                     None

    James R. Schmank         Director                     President and Director

    Mark E. Young            Director                     None

    Amy J. Lee               Secretary                    Secretary

    Brenda M. Harwood        Treasurer and Director       Treasurer

    *700 Harrison, Topeka, Kansas 66636-0001

(c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Management Company, LLC, 700 Harrison, Topeka, Kansas 66636-0001. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64106.

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 25th day of April, 2000.

                                                    SECURITY INCOME FUND
                                                         (The Fund)

                                         By:         JOHN D. CLELAND
                                            ------------------------------------
                                                 John D. Cleland, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                                         Date:         April 25, 2000
                                              ----------------------------------

DONALD A. CHUBB, JR.            Director
-------------------------------
Donald A. Chubb, Jr.

JOHN D. CLELAND                 President and Director
-------------------------------
John D. Cleland

PENNY A. LUMPKIN                Director
-------------------------------
Penny A. Lumpkin

MARK L. MORRIS, JR.             Director
-------------------------------
Mark L. Morris, Jr.

MAYNARD OLIVERIUS               Director
-------------------------------
Maynard Oliverius

JAMES R. SCHMANK                Director
-------------------------------
James R. Schmank

BRENDA M. HARWOOD               Treasurer (Principal Financial Officer)
-------------------------------
Brenda M. Harwood